GTECH HOLDINGS CORPORATION

                               GTECH CORPORATION

                                  $300,000,000



                7.75% Series A Guaranteed Senior Notes due 2004

                7.87% Series B Guaranteed Senior Notes due 2007






                          NOTE AND GUARANTEE AGREEMENT



                            Dated as of May 15, 1997

                           GTECH HOLDINGS CORPORATION

                                GTECH CORPORATION

                                55 Technology Way
                       West Greenwich, Rhode Island 02817



                7.75% Series A Guaranteed Senior Notes due 2004

                7.87% Series B Guaranteed Senior Notes due 2007



                                                              As of May 15, 1997


TO THE PURCHASERS WHOSE NAMES
         APPEAR IN THE ACCEPTANCE
         FORM AT END HEREOF:

Ladies and Gentlemen:

                  GTECH CORPORATION, a Delaware corporation (the "Company"), and GTECH HOLDINGS CORPORATION, a Delaware corporation (the "Guarantor" and, together with the Company, the "Obligors"), agree with each of the purchasers whose names appear in the acceptance form at the end hereof (each, a "Purchaser" and, collectively, the "Purchasers") as follows:


1. AUTHORIZATION OF NOTES

                  The Company will authorize the issue and sale, in two series, of $300,000,000 aggregate principal amount of its guaranteed senior notes, of which $150,000,000 aggregate principal amount shall be its 7.75% Series A Guaranteed Senior Notes due 2004 (the "Series A Notes") and $150,000,000 aggregate principal amount shall be its 7.87% Series B Guaranteed Senior Notes due 2007 (the "Series B Notes"). As used herein, the term "Notes" includes all notes originally issued pursuant to this Agreement and any notes issued in substitution therefor pursuant to Section 14. The Series A Notes and the Series B Notes shall be substantially in the respective forms set out in Exhibits 1-A and 1-B, with such changes therefrom, if any, as may be approved by each Purchaser and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

                  Payment of the principal of, Make-Whole Amount (if any) and interest on the Notes and other amounts owing hereunder shall be unconditionally guaranteed by the Guarantor as provided in Section 13 (and each Note will have the guarantee (the "Guarantee" and collectively, the "Guarantees") of the Guarantor endorsed thereon in the form set out in Exhibit 1-C) and by the Subsidiary Guarantors as provided in the Subsidiary Guarantees.

2.   SALE AND PURCHASE OF NOTES

                  Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes of the respective series and in the principal amount specified opposite such Purchaser's name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers' obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

3.   CLOSING

                  The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Milbank, Tweed, Hadley & McCloy, One Chase Manhattan Plaza, New York, New York 10005, at 10:00 a.m., New York City time, at a closing (the "Closing") on May 29, 1997 or on such other Business Day thereafter on or prior to May 31, 1997 as may be agreed upon by the Obligors and the Purchasers. At the Closing the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note for each series to be purchased by such Purchaser (or such greater number of Notes in denominations of at least $500,000 and integral multiples of $5,000 in excess thereof as such Purchaser may request) dated the date of the Closing and registered in such Purchaser's name (or in the name of such Purchaser's nominee), with the Guarantee of the Guarantor endorsed thereon, against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 004-269486 at RI Hospital Trust National Bank, ABA Number 011-500-337, One Hospital Trust Plaza, Providence, Rhode Island 02903. If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser's satisfaction, such Purchaser shall, at such Purchaser's election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

4.     CONDITIONS TO CLOSING

                  Each Purchaser's obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser's satisfaction, prior to or at the Closing, of the following conditions:

5.     Representations and Warranties

                  The representations and warranties of the Obligors in this Agreement shall be correct when made and at the time of the Closing.

6.       Performance; No Default

                  Each Obligor shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14) no Default or Event of Default shall have occurred and be continuing.

7.      Compliance Certificates


                  8. Officer's Certificate. Each Obligor shall have delivered to such Purchaser an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.


                  9. Secretary's Certificate. Each Obligor and each Subsidiary Guarantor shall have delivered to such Purchaser a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of this Agreement, the Notes, the Guarantees and the Subsidiary Guarantees, as applicable.

10.      Opinions of Counsel

                  Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from in-house counsel for the Obligors, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or the Purchasers' counsel may reasonably request and
(b) from Milbank, Tweed, Hadley & McCloy, the Purchasers' special New York counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

11.      Purchase Permitted By Applicable Law, etc.

                  On the date of the Closing such Purchaser's purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation G, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer's Certificate from the Guarantor certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

12.      Sale of Other Notes

                  Contemporaneously with the Closing the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule A.

13.      Payment of Special Counsel Fees

                  Without limiting the provisions of Section 16.1, the Obligors shall have paid on or before the Closing the fees, charges and disbursements of the Purchasers' special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Obligors at least one Business Day prior to the Closing.

14.      Private Placement Number

                  A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each series of the Notes.

15.      Changes in Corporate Structure

                  Except as specified in Schedule 4.9, neither Obligor shall have changed its jurisdiction of incorporation or been a party to any merger or consolidation or shall have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

16.      Rating

                  The Notes of each series shall have received a preliminary rating of at least BBB+ from Duff & Phelps Credit Rating Co.

17.      Subsidiary Guarantees

                  Such Purchaser shall have received a true and complete copy of a Subsidiary Guarantee duly executed and delivered by each Subsidiary Guarantor identified on Schedule 5.4, each such Subsidiary Guarantee shall be in full force and effect, and the representations and warranties of the related
Subsidiary Guarantor in each such Subsidiary Guarantee shall be correct when made and at the time of the Closing.

18.      Proceedings and Documents

                  All corporate and other proceedings in connection with the transactions contemplated by this Agreement and the Subsidiary Guarantees and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and the Purchasers' special counsel, and such Purchaser and such special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

19.      REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS.

                  The Company and the Guarantor jointly and severally represent and warrant to each Purchaser that:

20.      Organization; Power and Authority

                  Each Obligor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Obligor has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes (in the case of the Company) and this Agreement and the Guarantees (in the case of the Guarantor), and to perform the provisions hereof and thereof.

21.      Authorization, etc.

                  This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, and this Agreement and the Guarantees have been duly authorized by all necessary corporate action on the part of the Guarantor, and this Agreement constitutes and, upon execution and delivery thereof, each Guarantee will constitute, a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except, in each case, as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

22.      Disclosure

                  The Obligors, through their agent, Credit Suisse First Boston Corporation, have delivered to each Purchaser a copy of a Direct Placement Memorandum, dated April 1997 (the "Memorandum"), relating to the transactions contemplated hereby. Except as disclosed in Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings identified in Schedule
5.3 and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since February 22, 1997, there has been no change in the financial condition, operations, business or properties of either Obligor or any Subsidiary except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.


23.      Organization and Ownership of Shares of Subsidiaries

                  (a) Schedule 5.4 is (except as noted therein) a complete and correct list of the Guarantor's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Guarantor and each other Subsidiary and whether such Subsidiary will be on the date of the Closing a Subsidiary Guarantor.

                  (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Guarantor and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Guarantor or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

                  (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

24.      Financial Statements

                  The Obligors have delivered to each Purchaser copies of the financial statements listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Guarantor and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

25.      Compliance with Laws, Other Instruments, etc.

                  The execution, delivery and performance by the Obligors of this Agreement and the Notes (in the case of the Company) and the Guarantees (in the case of the Guarantor) will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of either Obligor or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which either Obligor or any Subsidiary is bound or by which either Obligor or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to either Obligor or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to either Obligor or any Subsidiary.

26.      Governmental Authorizations, etc.

                  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by either Obligor of this Agreement or the Notes (in the case of the Company) or the Guarantees (in the case of the Guarantor).

27.      Litigation; Observance of Agreements, Statutes and Orders

                  (a) Except as disclosed in Part I of Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of either Obligor, threatened against or affecting either Obligor or any Subsidiary or any property of either Obligor or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

                  (b) Except as disclosed in Part II of Schedule 5.8, neither of the Obligors nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

28.      Taxes

                  The Obligors and each Subsidiary have filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Guarantor or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Federal income tax liabilities of the Obligors and each Subsidiary have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended February 24, 1996.

29.      Title to Property; Leases

                  The Obligors and each Subsidiary have good and sufficient title to their respective Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by either Obligor or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement, except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect. All Material leases that either Obligor or any Subsidiary is party to as lessee are (as against such Obligor or Subsidiary and, to the best knowledge of the Obligors, as against the lessor thereunder) valid and subsisting and are in full force and effect in all material respects.

30.      Licenses, Permits, etc

                  Except as disclosed in Schedule 5.11, the Obligors and each Subsidiary own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

31.      Compliance with ERISA

                  (a) The Obligors and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither of the Obligors nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by either Obligor or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of either Obligor or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

                  (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

                  (c) The  Obligors and each ERISA  Affiliate  have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

                  (d) The expected postretirement benefit obligation (determined as of the last day of the Guarantor's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Guarantor and its Subsidiaries is not Material.

                  (e) The execution and delivery of this Agreement and the issuance and sale of the Notes and Guarantees hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Obligors in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of the Purchasers' representation in Section 6.2 as to, inter alia, the sources of the funds to be used to pay the purchase price of the Notes to be purchased by the Purchasers.

32.      Private Offering by the Obligors.

                  Neither the Obligors nor anyone acting on their behalf has offered the Notes or the Guarantees or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 45 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Obligors nor anyone acting on their behalf has taken, or will take, any action that would subject the issuance or sale of the Notes or the Guarantees to the registration requirements of Section 5 of the Securities Act.

33.      Use of Proceeds; Margin Regulations

                  The Company will apply the proceeds of the sale of the Notes for the repayment of existing Indebtedness and for general corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve either Obligor in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Guarantor and its Subsidiaries and the Guarantor does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation G.

34.      Existing Indebtedness

                  Except as described therein, Part A of Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Guarantor and its Subsidiaries as of February 22, 1997, since which date there has been no Material change in the amounts, interest rates, sinking funds, instalment payments or maturities of the Indebtedness of the Guarantor or its Subsidiaries. Neither of the Obligors nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of either Obligor or such Subsidiary and no event or condition exists with respect to any Indebtedness of either Obligor or any Subsidiary the outstanding principal amount of which exceeds $5,000,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

35.      Foreign Assets Control Regulations, etc.

                  Neither the sale of the Notes by the Company hereunder with the benefit of the Guarantees of the Guarantor nor the Company's use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury
Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

36.      Status under Certain Statutes

                  Neither of the Obligors nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended.

37.      Ranking

                  All liabilities of the Company under the Notes and of the Guarantor under the Guarantees constitute direct, unconditional and general obligations of such Obligor and rank in right of payment either pari passu or senior to all other Indebtedness of such Obligor, except for such Indebtedness which is preferred as a result of being secured (but then only to the extent of such security).

38.      Subsidiary Guarantees

                  The   representations   and  warranties  of  each   Subsidiary
Guarantor contained in the Subsidiary Guarantee of such Subsidiary Guarantor are true and correct as of the date they are made.

39.      REPRESENTATIONS OF THE PURCHASER

40.      Purchase for Investment

                  Each Purchaser represents that such Purchaser (i) is an "accredited investor" within the meaning of Rule 501 under the Securities Act and (ii) is purchasing the Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser's or their property shall at all times be within such Purchaser's or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that neither Obligor is required to register the Notes.

41.      Source of Funds

                  Each Purchaser represents that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

                  (a) the Source is an "insurance company general account" (as the term is defined in PTE 95-60 (issued July 12, 1995)) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the "NAIC Annual Statement")) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser's state of domicile; or

                  (b) the Source is a separate account that is maintained solely in connection with such Purchaser's fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

                  (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as disclosed by such Purchaser to the Company in writing pursuant to this paragraph (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                  (d) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of
         Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (d); or

                  (e)  the Source is a governmental plan; or

                  (f) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (f); or

                  (g) the Source does not include assets that are or that are deemed under Department of Labor regulations issued under ERISA to be assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "employee benefit plan", "governmental plan" and "separate account" shall have the respective meanings assigned to such terms in section 3 of ERISA.

                  Notwithstanding the foregoing, if any Purchaser is an insurance company organized under the laws of a jurisdiction other than the United States or any political subdivision thereof, such Purchaser represents that either (i) at least one of the foregoing statements is an accurate representation as to each Source to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder or (ii) in any event, the execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code.

42.      INFORMATION AS TO THE OBLIGORS

43.      Financial and Business Information

                  The Obligors shall deliver to each holder of Notes that is an Institutional Investor:


                  44. Quarterly Statements -- within 50 days after the end of each quarterly fiscal period in each fiscal year of the Guarantor (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                           0.0.0.1. a   consolidated   balance  sheet  of  the
                  Guarantor and its Restricted Subsidiaries as at the end of such quarter, and

                           0.0.0.2. consolidated statements of income, changes in shareholders' equity and cash flows of the Guarantor and its Restricted Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer of the Guarantor as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Guarantor's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a) (so long as the financial statements contained in said Report conform to the requirements of clauses (i) and (ii) above including as to the companies being reported upon);


                 0.0.0.2.1 Annual Statements -- within 95 days after the end of each fiscal year of the Guarantor, duplicate copies of,

                           0.0.0.3. a   consolidated   balance  sheet  of  the
                  Guarantor and its Restricted Subsidiaries, as at the end of such year, and

                           0.0.0.4. consolidated  statements of income, changes
                  in shareholders' equity and cash flows of the Guarantor and its Restricted Subsidiaries, for such year,

         setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Guarantor's Annual Report on Form 10-K for such fiscal year (together with the Guarantor's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section (b) (so long as the financial statements contained in said Report conform to the requirements of clauses (i) and (ii) above, including as to the companies being reported upon);


                  0.0.0.4.1 SEC and Other Reports-- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by either Obligor or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such holder and other than on Form S-8), and each final prospectus and amendments thereto filed by either Obligor or any Subsidiary with the Securities and Exchange Commission;

                 0.0.0.4.2 Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer having actual knowledge of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Obligors are taking or propose to take with respect thereto;


                0.0.0.4.3 ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Guarantor or the Company or an ERISA Affiliate proposes to take with respect thereto:

                           (i) with respect to any Pension Plan,  any reportable
                  event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                           (ii) the taking by the PBGC of steps to institute, or
                  the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or the receipt by either Obligor or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                           (iii) any event,  transaction or condition that could
                  result in the incurrence of any liability by either Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of either Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect;

                  (f) Notices from Governmental Authority -- promptly, and in any event within 30 days after a Responsible Officer has actual knowledge of receipt thereof, copies of any notice to either Obligor or any Subsidiary from any Federal or state Governmental Authority relating to any contract, proceeding, order, ruling, statute or other law or regulation that would reasonably be expected to have a Material Adverse Effect;

                  (g) Litigation, etc. -- promptly, and in any event within 30 days after a Responsible Officer having actual knowledge thereof, a written notice of any legal or arbitral proceeding (or any order, decree or judgment relating thereto) affecting either Obligor or any Subsidiary that would reasonably be expected to have a Material Adverse Effect; and

                  (h) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of either Obligor or any Subsidiary or relating to the ability of the Obligors to perform their respective obligations hereunder and under the Notes and the Guarantees as from time to time may be reasonably requested by any such holder of Notes.



0.0.0.4.4. Officer's Certificate

                  Each set of financial statements delivered to a holder of Notes pursuant to Section (a) or Section (b) shall be accompanied by a certificate of a Senior Financial Officer of the Guarantor setting forth:


                  0.0.0.4.5 Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Obligors were in compliance with the requirements of Sections 10.3(k), 10.4(c), 10.5(e), 10.6, 10.7 and 10.8 during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and


                  0.0.0.4.6. Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Guarantor and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of either Obligor or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Obligors shall have taken or propose to take with respect thereto.

0.0.0.4.7         Inspection

                  The Obligors shall permit the representatives of each holder of Notes that is an Institutional Investor:


                  0.0.0.4.8 No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Obligors, to visit the principal executive office of the Guarantor and the Company, to discuss the affairs, finances and accounts of the Guarantor and the Company and their Subsidiaries with the Guarantor's or the Company's officers, and, with the consent of the Guarantor or the Company, as the case may be (which consent will not be unreasonably withheld), to visit the other offices and properties of the Guarantor and the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and


                  0.0.0.4.9 Default -- if a Default or Event of Default then exists, at the expense of the Obligors, to visit and inspect any of the offices or properties of the Guarantor, the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Obligors authorize said accountants to discuss the affairs, finances and accounts of the Obligors and their Subsidiaries), all at such times and as often as may be requested.


0.0.0.4.10         PREPAYMENT OF THE NOTES



0.0.0.4.11       Maturity.

                  As provided therein, the entire unpaid principal amount of the Series A Notes and Series B Notes shall be due and payable on May 15, 2004 and May 15, 2007, respectively.



0.0.0.4.12        Optional Prepayments with Make-Whole Amount

                  The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amounts determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amounts due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amounts as of the specified prepayment date.


0.0.0.4.13         Allocation of Partial Prepayments

                  In the case of each partial prepayment of the Notes, the Company will prepay the same percentage of the unpaid principal amount of the Notes of each series and the principal amount of the Notes of each series to be prepaid shall be allocated among all of the Notes of such series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.



0.0.0.4.14         Maturity; Surrender, etc.

                  In the  case of each  prepayment  of  Notes  pursuant  to this
Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.



0.0.0.4.15         Purchase of Notes

                  Neither Obligor will nor will either Obligor permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 10 Business Days. If the holders of more than 50% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 5 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by either Obligor or any such Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

0.0.0.4.16         Make-Whole Amount

                  The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                  "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to
         Section 12.1, as the context requires.

                  "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                  "Reinvestment Yield" means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Access Service (or such other display as may replace Page 678 on Telerate Access Service) for actively traded U.S. Treasury securities having a maturity equal to the remaining term of such Note as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in U.S. Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the remaining term of such Note as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than the remaining term of such Note and (2) the actively traded U.S. Treasury security with the duration closest to and less than the remaining term of such Note.

                  "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

                  "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

0.0.0.4.17         AFFIRMATIVE COVENANTS

                  The Company and the Guarantor jointly and severally covenant that so long as any of the Notes are outstanding:

0.0.0.4.18         Compliance with Law

                  The Obligors will and will cause each of their Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, have a Material Adverse Effect.

0.0.0.4.19         Insurance

                  The  Obligors  will and will  cause  each of their  Restricted
Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

0.0.0.4.20         Maintenance of Properties

                  The Obligors will and will cause each of their Restricted Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent either Obligor or any Restricted Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Guarantor has concluded that such discontinuance would not, individually or in the aggregate, have a Material Adverse Effect.


0.0.0.4.21         Payment of Taxes

                  The Obligors will and will cause each of their Subsidiaries to file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, provided that neither of the Obligors nor any Subsidiary need pay any such tax or assessment if (i) the amount, applicability or validity thereof is contested by such Obligor or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and such Obligor or such Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of such Obligor or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate would not have a Material Adverse Effect.


0.0.0.4.22         Corporate Existence, etc.

                  Subject to Sections 10.2 and 10.8, the Obligors will at all times preserve and keep in full force and effect their respective corporate existences, and the Obligors will at all times preserve and keep in full force and effect the corporate existence of each of their Restricted Subsidiaries and all rights and franchises of the Obligors and their Restricted Subsidiaries unless, in the good faith judgment of the Guarantor, the termination of or failure to preserve and keep in full force and effect the corporate existence of any Restricted Subsidiary (other than the Company), or any such right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

0.0.0.4.23         Ownership of the Company.

                  The Guarantor shall at all times own, directly or indirectly, 100% of the capital stock of the Company free and clear of any Lien.


0.0.0.4.24         Ranking

                  Each Obligor will ensure that, at all times, all liabilities of such Obligor under the Notes (in the case of the Company) and the Guarantees (in the case of the Guarantor) will rank in right of payment either pari passu or senior to all other Indebtedness of such Obligor except for Indebtedness which is preferred as a result of being secured (but then only to the extent of such security).

0.0.0.4.25         Subsidiary Guarantors

                  (a) The Guarantor will ensure that each Subsidiary that has outstanding a Guaranty with respect to any Indebtedness of the Company or the Guarantor is a Subsidiary Guarantor.

                  (b) Upon  notice by the  Company to each  holder of a Note,  a
Subsidiary Guarantor shall cease to be a Subsidiary Guarantor and shall be released from its obligations under its Subsidiary Guarantee if such Subsidiary Guarantor shall not have outstanding any Guaranty with respect to any Indebtedness of the Company or the Guarantor.

0.0.0.4.26         NEGATIVE COVENANTS

                  The Guarantor covenants that so long as any of the Notes are outstanding:

0.0.0.4.27        Transactions with Affiliates

                  The Guarantor will not, and will not permit any Restricted Subsidiary to, enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Guarantor or another Restricted Subsidiary), except pursuant to the reasonable requirements of the Guarantor's or such Restricted Subsidiary's business and upon fair and reasonable terms no less favorable to the Guarantor or such Restricted Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

0.0.0.4.28         Merger, Consolidation, etc

                  The Guarantor will not, and will not permit any Restricted Subsidiary to, consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person unless:

                 0.0.0.4.29 in the case of the Guarantor or the Company, the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Guarantor or the Company as an entirety, as the case may be, shall be a solvent corporation organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Guarantor or the Company, as the case may be, is not such corporation, such corporation shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of (x) this Agreement and the Notes, in the case of the Company and (y) this Agreement and the Guarantees, in the case of the Guarantor;


                 0.0.0.4.30 in the case of any Restricted Subsidiary (other than the Company), the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of such Restricted Subsidiary as an entirety, as the case may be, shall be (i) such Restricted Subsidiary, either Obligor or another Restricted Subsidiary or (ii) any other Person so long as the Disposition of all of the assets of such Restricted Subsidiary would have otherwise been permitted by Section 10.8 (and is treated as a Disposition of the assets of such Subsidiary for all purposes of Section 10.8); and


                 0.0.0.4.31 in any case, immediately after giving effect to such transaction, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Guarantor would be permitted by the provisions of Section 10.6 to incur at least $1.00 of additional Indebtedness owing to a Person other than a Restricted Subsidiary.

No such conveyance, transfer or lease of substantially all of the assets of the Guarantor or the Company shall have the effect of releasing the Guarantor or the Company, as the case may be, or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under (x) this Agreement or the Notes, in the case of the Company or
(y) this Agreement or the Guarantees, in the case of the Guarantor.

0.0.0.4.32         Liens

                  The Guarantor will not, and will not permit any Restricted Subsidiary to, create, assume, incur or suffer to exist any Lien upon or with respect to any property or assets, whether now owned or hereafter acquired, of the Guarantor or any such Subsidiary, unless the Notes are secured equally and ratably with any and all other obligations secured by such Lien pursuant to documentation reasonably satisfactory to the Required Holders (including an opinion of counsel as to the enforceability of such Lien reasonably satisfactory to the Required Holders), excluding from the operation of this Section:

                  (a) Liens existing on the date hereof securing Indebtedness of the Guarantor or any Restricted Subsidiary outstanding on the date hereof and specified in Part B of Schedule 5.15;

                  (b) Liens (including Liens securing Capital Lease Obligations)
         (i) existing on property at the time of the acquisition thereof by the Guarantor or a Restricted Subsidiary or (ii) to secure Indebtedness incurred in connection with the financing of all or a part of the purchase price or cost of construction of property acquired by the Guarantor or a Restricted Subsidiary after the date hereof, provided that (x) in each case the aggregate principal amount of Indebtedness secured by such Lien in respect of any such property shall not exceed the lesser of the cost and the fair market value of such property and no such Lien shall extend to or cover any other property of the Guarantor or such Subsidiary and (y) in the case of clause (ii) such Lien shall be created contemporaneously with, or within 180 days after, the acquisition of such property;

                  (c) Liens on property of a Person at the time such Person becomes a Restricted Subsidiary, or such Person merges into or consolidates with the Guarantor or any Restricted Subsidiary (and not incurred in anticipation thereof), provided that the aggregate principal amount of Indebtedness secured by such Lien in respect of any such property shall not exceed the fair market value of such property and no such Lien shall extend to or cover any other property of the Guarantor or such Subsidiary;

                  (d) Liens on property or assets of any Restricted Subsidiary securing Indebtedness owing by such Subsidiary to the Guarantor or to any Wholly-Owned Restricted Subsidiary;

                  (e) Liens in favor of the United States government or the government of any State of the United States or any foreign government, or of any political subdivision of any of the foregoing, to secure partial, progress, advance or other payments by such government or political subdivision pursuant to any contract or statute;

                  (f) Liens incurred or deposits made to secure the performance of tenders, statutory obligations, surety bonds, bids, performance bonds and other similar obligations, and Liens (for sums not yet due) of carriers, warehousemen, mechanics and other similar Liens, in each case incurred or made in the ordinary course of business and not in connection with the incurrence of Indebtedness;

                  (g) Liens incidental to the normal conduct of the business of the Guarantor or any Restricted Subsidiary or the ownership of their properties and that are not incurred in connection with the incurrence of Indebtedness and that do not in the aggregate materially impair the use of such property in the operation of the business of the Guarantor and its Subsidiaries taken as a whole, or the value of such property for the purpose of such business;

                  (h) Liens created by or resulting from any litigation or legal proceeding that is effectively stayed while the underlying claims are being contested in good faith by appropriate proceedings and with respect to which the Guarantor or such Subsidiary has established adequate reserves on its books in accordance with GAAP;

                  (i) any extension, renewal or replacement of any Lien described in Subsections (a) through (h) above, provided that the principal amount (or accreted value) of Indebtedness secured thereby immediately before giving effect to such extension, renewal or replacement is not increased and such Lien is not extended to any other property;

                  (j) Liens for taxes, assessments or governmental charges or levies, either not yet due and payable or to the extent that nonpayment thereof is permitted by the proviso to Section 9.4; and

                  (k) Liens incurred by the Guarantor or any Restricted Subsidiary in addition to those described in Subsections (a) through
         (j) above, provided that, upon the incurrence thereof and immediately after giving effect thereto, Priority Debt shall not exceed 15% of Consolidated Assets.

0.0.0.4.33         Sale and Leaseback Transactions

                  The Guarantor will not, and will not permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction unless:

                  (a) such Sale and Leaseback Transaction is between such Subsidiary and the Guarantor, between such Subsidiary and any Wholly-Owned Restricted Subsidiary, or between the Guarantor and any Wholly-Owned Restricted Subsidiary;

                  (b) the proceeds received by the Guarantor or such Subsidiary from such Sale and Leaseback Transaction are applied within 180 days of the date of such transaction to (x) the prepayment of Funded Indebtedness (and any associated premium) of the Guarantor or such Subsidiary or (y) the acquisition of assets (other than current assets) to be used in the ordinary course of business of the Guarantor or such Subsidiary, as the case may be; or

                  (c) at the time of entering into such Sale and Leaseback Transaction and immediately after giving effect thereto, Priority Debt shall not exceed 15% of Consolidated Assets.

0.0.0.4.34         Subsidiary Indebtedness

                  The Guarantor will not permit any Restricted Subsidiary (other than the Company) to create, assume, incur, guarantee or otherwise become liable in respect of any Indebtedness, excluding from the operation of this Section:

                  (a)   Indebtedness   outstanding   on  the  date   hereof  and
         specified in Part C of Schedule 5.15;

                  (b) Indebtedness secured by any Lien permitted by Section 10.3(b) (or any extension, renewal or replacement thereof permitted by Section 10.3(i));

                  (c)   Indebtedness   owing   to  the   Guarantor   or  to  any
         Wholly-Owned Restricted Subsidiary;

                  (d) Indebtedness of a Person outstanding at the time such Person becomes a Restricted Subsidiary or such Person merges into or consolidates with any Restricted Subsidiary (and not incurred in anticipation thereof); and

                  (e)  Indebtedness in addition to that described in Subsections
         (a) through (d) above, provided that, upon the incurrence thereof and immediately after giving effect thereto, Priority Debt shall not exceed 15% of Consolidated Assets.

For purposes of this Section 10.5, any Indebtedness of an Unrestricted Subsidiary existing at the time such Unrestricted Subsidiary is designated as a Restricted Subsidiary shall be deemed to have been incurred at that time.

0.0.0.4.35         Indebtedness

                  The Guarantor will not, and will not permit any Restricted Subsidiary to, create, assume, incur, guarantee or otherwise become liable in respect of any Indebtedness, unless immediately after giving effect thereto and to the concurrent retirement of any other Indebtedness the ratio of Consolidated Indebtedness to Consolidated EBDAIT does not exceed 3.5 to 1. For purposes of this Section 10.6, any Indebtedness of a Person existing at the time such Person becomes a Restricted Subsidiary shall be deemed to have been incurred at that time.

0.0.0.4.36         Shareholders' Equity

                  The  Guarantor  will  not  at  any  time  permit  Consolidated
Shareholders' Equity to be less than the sum of (i) $268,000,000 plus (ii) an amount equal to 50% of Consolidated Net Income for each completed fiscal year of the Guarantor ending after the date hereof (but only if Consolidated Net Income for such fiscal year is a positive number).

0.0.0.4.37         Disposition of Assets

                  The Guarantor will not, and will not permit any Restricted Subsidiary to, directly or indirectly, sell, lease, transfer or otherwise dispose of (collectively a "Disposition") any of its properties or assets unless, after giving effect to such proposed Disposition, the aggregate net book value of all assets that were the subject of a Disposition during the twelve calendar months immediately preceding the date of such proposed Disposition (the "Disposition Date") does not exceed 15% of Consolidated Assets as at the end of the quarterly fiscal period of the Guarantor ended immediately prior to the Disposition Date. Any Disposition of shares of stock of any Subsidiary shall, for purposes of this Section, be considered a sale of assets and be valued at an amount that bears the same proportion to the total assets of such Subsidiary as the number of such shares bears to the total number of shares of stock of such Subsidiary. Notwithstanding the foregoing, the following Dispositions shall not be taken into account under this Section 10.8:

                  (a)  any  Disposition  of  inventory,   equipment,   fixtures,
         supplies or materials made in the ordinary course of business at fair value;

                  (b) any Disposition to the Guarantor or to a Wholly-Owned Restricted Subsidiary; and

                  (c) any Disposition the net proceeds of which are applied within 180 days of the related Disposition Date to (x) the repayment of Funded Indebtedness which by its terms is not subordinated in right of payment to the Notes (and any associated premium) of the Guarantor or such Restricted Subsidiary (including, without limitation and at the sole option of the Company, the Notes pursuant to Section 8.2) or (y) the acquisition of assets (other than current assets) to be used in the ordinary course of business of the Guarantor or such Restricted Subsidiary.

                  For purposes of this Section 10.8, any designation of a Restricted Subsidiary to an Unrestricted Subsidiary shall be deemed to be a Disposition of the assets of such Subsidiary at the time of such designation.

0.0.0.4.38         EVENTS OF DEFAULT

        An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

                  (a) default shall be made in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                  (b) default shall be made in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable, or any Subsidiary Guarantor defaults in the payment of any amount due pursuant to its Subsidiary Guarantee; or

                  (c)      the  Guarantor  defaults  in  the  performance  of or
         compliance   with   any   term   contained   in    Section 7.1(d)    or
         Sections 10.2, 10.4, 10.5, 10.6, or 10.8; or

                  (d) either Obligor defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11), and (provided that, with respect to any default arising under Section 10.1 or 10.7, such Obligor is proceeding diligently and in good faith to remedy such default) such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) an Obligor receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section
         11); or

                  (e) any  representation  or warranty  made in writing by or on behalf of either Obligor or by any officer of either Obligor in this Agreement, in writing by or on behalf of any Subsidiary Guarantor or by any officer of any Subsidiary Guarantor in any Subsidiary Guarantee, or in any writing furnished in connection with the transactions contemplated hereby or thereby proves to have been false or incorrect in any material respect on the date as of which made; or

                  (f) (i) either Obligor is in default in the payment of any amounts due under or in the performance of or compliance with any other term of the Credit Facility beyond any period of grace provided with respect thereto, or (ii) the Guarantor or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $25,000,000 beyond any period of grace provided with respect thereto, or (iii) the Guarantor or any Restricted Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $25,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment; or

                  (g) the Guarantor,  the Company or any Significant  Subsidiary
         (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction,
         (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

                  (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Guarantor or any Restricted Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Guarantor or any Restricted Subsidiary, or any such petition shall be filed against the Guarantor or any Restricted Subsidiary and such petition shall not be dismissed within 60 days; or

                  (i) a final judgment or judgments for the payment of money aggregating in excess of $25,000,000 are rendered against one or more of the Guarantor and its Restricted Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

                  (j) if (i) any Pension Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Pension Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Pension Plan or the PBGC shall have notified either Obligor or any ERISA Affiliate that a Pension Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Pension Plans, determined in accordance with Title IV of ERISA, shall exceed $25,000,000, (iv) either Obligor or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) either Obligor or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) either Obligor or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of either Obligor or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect; or

                  (k) any Guarantee shall cease to be in full force and effect or the Guarantor or any Person acting on behalf of the Guarantor shall contest in any manner the validity, binding nature or enforceability of any Guarantee, or any Subsidiary Guarantee shall cease to be in full force and effect (other than pursuant to Section 9.8(b)) or any Subsidiary Guarantor or any Person acting on behalf thereof shall contest in any manner the validity, binding nature or enforceability of any Subsidiary Guarantee.

As used in Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in section 3 of ERISA.

0.0.0.4.39         REMEDIES ON DEFAULT, ETC.

0.0.0.4.40         Acceleration

                  (a) If an Event of Default with respect to an Obligor described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

                  (b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

                  (c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

                  Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the applicable Make-Whole Amounts determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Obligors acknowledge, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Obligors (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

0.0.0.4.41         Other Remedies

                  If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

0.0.0.4.42         Rescission

                  At any time after any Notes have been declared due and payable pursuant to paragraph (b) or (c) of Section 12.1, the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Obligors have paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 18, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section
12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.


0.0.0.4.43         No Waivers or Election of Remedies, Expenses, etc.

                  No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Obligors under Section 16, the Obligors will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all reasonable costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

0.0.0.4.44         GUARANTEE, ETC.

0.0.0.4.45  Guarantee

                  The Guarantor hereby guarantees to each holder of any Note or Notes at any time outstanding (a) the prompt payment in full when due (whether at stated maturity, by acceleration, by optional prepayment or otherwise) of the principal of and Make-Whole Amounts (if any) and interest on the Notes (including, without limitation, interest on any overdue principal, Make-Whole Amount and, to the extent permitted by applicable law, on any overdue interest) and all other amounts from time to time owing by the Company under this Agreement and under the Notes (including, without limitation, costs and expenses), and (b) the prompt performance and observance by the Company of all covenants, agreements and conditions on its part to be performed and observed hereunder, in each case strictly in accordance with the terms thereof (such payments and other obligations being herein collectively called the "Guaranteed Obligations"). The Guarantor hereby further agrees that if the Company shall default in the payment or performance of any of the Guaranteed Obligations, the Guarantor will (x) promptly pay or perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration, by optional prepayment or otherwise) in accordance with the terms of such extension or renewal and (y) pay to the holder of any Note such amounts, to the extent lawful, as shall be sufficient to pay the reasonable costs and expenses of collection or of otherwise enforcing any of such holder's rights under this Agreement, including, without limitation, reasonable counsel fees.

                  All obligations of the Guarantor under this Section 13 shall survive the transfer of any Note, and any obligations of the Guarantor under this Section 13 with respect to which the underlying obligation of the Company is expressly stated to survive payment of any Note shall also survive payment of such Note.

0.0.0.4.46  Obligations Unconditional

                  (a)  The  obligations  of the  Guarantor  under  Section  13.1 constitute a present and continuing guaranty of payment and not collectibility and are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Company under this Agreement, the Notes or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this
Section 13.2 that the obligations of the Guarantor hereunder shall be absolute and unconditional, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantor hereunder which shall remain absolute and unconditional as described above:

                  (1) any amendment or modification of any provision of this Agreement or any of the Notes or any assignment or transfer thereof, including without limitation the renewal or extension of the time of payment of any of the Notes or the granting of time in respect of such payment thereof, or of any furnishing or acceptance of security or any additional guarantee or any release of any security or guarantee so furnished or accepted for any of the Notes;

                  (2) any waiver, consent, extension, granting of time, forbearance, indulgence or other action or inaction under or in respect of this Agreement or the Notes, or any exercise or non-exercise of any right, remedy or power in respect hereof or thereof;

                  (3) any bankruptcy, receivership, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceedings with respect to the Company or any other Person or the properties or creditors of any of them;

                  (4) the occurrence of any Default or Event of Default under, or any invalidity or any unenforceability of, or any misrepresentation, irregularity or other defect in, this Agreement, the Notes or any other agreement;

                  (5) any transfer of any assets to or from the Company, including without limitation any transfer or purported transfer to the Company from any Person, any invalidity, illegality of, or inability to enforce, any such transfer or purported transfer, any consolidation or merger of the Company with or into any Person, any change in the ownership of any shares of capital stock of the Company, or any change whatsoever in the objects, capital structure, constitution or business of the Company;

                  (6) any default, failure or delay, willful or otherwise, on the part of the Company or any other Person to perform or comply with, or the impossibility or illegality of performance by the Company or any other Person of, any term of this Agreement, the Notes or any other agreement;

                  (7) any suit or other action brought by, or any judgment in favor of, any beneficiaries or creditors of, the Company or any other Person for any reason whatsoever, including without limitation any suit or action in any way attacking or involving any issue, matter or thing in respect of this Agreement, the Notes or any other agreement;

                  (8) any lack or limitation of status or of power, incapacity or disability of the Company or any trustee or agent thereof; or

                  (9)      any   other   thing,   event,   happening,    matter,
         circumstance or condition whatsoever, not in any way limited to the foregoing.

                  (b) The Guarantor hereby unconditionally waives diligence, presentment, demand of payment, protest and all notices whatsoever and any requirement that any holder of a Note exhaust any right, power or remedy against the Company under this Agreement or the Notes or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

                  (c) In the event that the Guarantor shall at any time pay any amount on account of the Guaranteed Obligations or take any other action in performance of its obligations hereunder, the Guarantor shall not exercise any subrogation or other rights hereunder or the Notes and the Guarantor hereby waives all rights it may have to exercise any such subrogation or other rights, and all other remedies that it may have against the Company, in respect of any payment made hereunder unless and until the Guaranteed Obligations shall have been indefeasibly paid in full. If any amount shall be paid to the Guarantor on account of any such subrogation rights or other remedy, notwithstanding the waiver thereof, such amount shall be received in trust for the benefit of the holders of the Notes and shall forthwith be paid to such holders to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof. The Guarantor agrees that its obligations under this Section 13 shall be automatically reinstated if and to the extent that for any reason any payment (including payment in full) by or on behalf of the Company is rescinded or must be otherwise restored by any holder of a Note, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid.

                  The guarantee in this Section 13 is a continuing guarantee and shall apply to the Guaranteed Obligations whenever arising. Each default in the payment or performance of any of the Guaranteed Obligations shall give rise to a separate claim and cause of action hereunder, and separate claims or suits may be made and brought, as the case may be, hereunder as each such default occurs.

0.0.0.4.47  Guarantees Endorsed on the Notes

                  Each Note shall have endorsed thereon a Guarantee of the Guarantor in the form of Exhibit 1-C.

0.0.0.4.48         REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES

0.0.0.4.49         Registration of Notes

                  The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and neither Obligor shall be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

0.0.0.4.50         Transfer and Exchange of Notes

                  (a) No holder of a Note shall transfer such Note or any portion thereof to a Competitor.

                  (b) Subject to clause (a), upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer (in a standard form) duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same series in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1-A or 1-B, as the case may be, and shall have the Guarantee of the Guarantor endorsed thereon. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000 and integral multiples of $5,000 in excess thereof, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

0.0.0.4.51         Replacement of Notes

                  Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

                  0.0.0.4.52 in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $10,000,000 in excess of the outstanding principal amount of such Note, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

                  0.0.0.4.53 in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon, and having the Guarantee of the Guarantor endorsed thereon.

0.0.0.4.54         PAYMENTS ON NOTES

0.0.0.4.55         Place of Payment

                  Subject to Section 15.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of The Bank of New York in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

0.0.0.4.56         Home Office Payment

                  So long as any Purchaser or any nominee of such Purchaser shall be the holder of any Note, and notwithstanding anything contained in
Section 15.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser's name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the
Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 15.1. Prior to any sale or other disposition of any Note held by any Purchaser or any nominee of such Purchaser, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 14.2(b). The Company will afford the benefits of this Section 15.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by any Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 15.2.

0.0.0.4.57         EXPENSES, ETC

0.0.0.4.58         Transaction Expenses

                  Whether or not the transactions contemplated hereby are consummated, the Obligors will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes or any Subsidiary Guarantee (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending any rights against either Obligor or any Subsidiary Guarantor under this Agreement, the Notes or any Subsidiary Guarantee, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes or any Subsidiary Guarantee, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Guarantor, the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Obligors will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by such Purchaser or other holder).

0.0.0.4.59        Survival

                  The obligations of the Obligors under this Section 16 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Subsidiary Guarantee or the Notes, and the termination of this Agreement.

0.0.0.4.60         SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT

                  All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by each Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon (as of when made) by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of either Obligor pursuant to this Agreement shall be deemed representations and warranties of such Obligor under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between the Purchasers and the Obligors and supersede all prior agreements and understandings relating to the subject matter hereof.

0.0.0.4.61         AMENDMENT AND WAIVER

0.0.0.4.62         Requirements

                  This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Obligors and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 22, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 13, 18 or 21.

0.0.0.4.63         Solicitation of Holders of Notes


                  0.0.0.4.64 Solicitation. The Obligors will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Obligors will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 18 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.


                 0.0.0.4.65 Payment. Neither Obligor will directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

                  (c) Consent in Contemplation of Transfer. Any consent made pursuant to this Section 18 by a holder of Notes that has transferred or has agreed to transfer its Notes to either Obligor, any Subsidiary or any Affiliate of either Obligor and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.


0.0.0.4.66         Binding Effect, etc.

                  Any  amendment  or waiver  consented  to as  provided  in this
Section 18 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Obligors without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between either Obligor and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

0.0.0.4.67         Notes held by Obligor, etc.

                  Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by either Obligor or any Affiliate of either Obligor shall be deemed not to be outstanding.


0.0.0.4.68         NOTICES

                  All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                  0.0.0.5.         if to  any  Purchaser  or its  nominee,  to
         such  Purchaser  or  nominee  at  the  address   specified  for  such
         communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

                  0.0.0.6. if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing,

                  0.0.0.7. if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Chief Financial Officer, with a copy to the General Counsel, or at such other address as the Company shall have specified to the holder of each Note in writing, or

                  0.0.0.8. if to the Guarantor, to the Guarantor at its address set forth at the beginning hereof to the attention of the Chief Financial Officer, with a copy to the General Counsel, or at such other address as the Guarantor shall have specified to the holder of each
         Note in writing.

Notices under this Section 19 will be deemed given only when actually received.

0.0.0.8.1         REPRODUCTION OF DOCUMENTS

                  This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Purchaser may destroy any original document so reproduced. The Obligors agree and stipulate that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 20 shall not prohibit an Obligor or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

0.0.0.8.2         CONFIDENTIAL INFORMATION

                  For  the   purposes   of  this   Section   21,   "Confidential
Information" means information delivered to any Purchaser by or on behalf of either Obligor or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of such Obligor or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser's behalf,
(c) otherwise becomes known to such Purchaser other than through disclosure by an Obligor or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) such Purchaser's directors, officers and employees (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser's Notes), (ii) such Purchaser's affiliates, agents, attorneys, financial advisors and other professional advisors who agree to hold confidential the Confidential Information in accordance with the terms of this
Section 21, (iii) any other holder of any Note, (iv) any Institutional Investor to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this
Section 21), (v) any Person from which such Purchaser offers to purchase any security of an Obligor (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this
Section 21), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser's investment portfolio or
(viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) subject to the next succeeding sentence, in response to any subpoena or other legal process, (y) subject to the next succeeding sentence, in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser's Notes, this Agreement or any Subsidiary Guarantee. If any Purchaser is required in respect of any subpoena or other legal process or in connection with any litigation to disclose any Confidential Information, it is agreed that, to the extent permitted by law, such Purchaser will use its best efforts to provide the Company with prompt notice of such requirement so that the Company may seek an appropriate protective order. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this
Section 21 as though it were a party to this Agreement. On reasonable request by an Obligor in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Obligors embodying the provisions of this Section 21.

0.0.0.8.3         SUBSTITUTION OF PURCHASER

                  Each Purchaser shall have the right to substitute any one of such Purchaser's Affiliates as the purchaser of the Notes that such Purchaser has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 22) shall be deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a "Purchaser" in this Agreement (other than in this Section 22) shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

0.0.0.8.4         MISCELLANEOUS


0.0.0.8.5         Successors and Assigns

                  All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

0.0.0.8.6         Payments Due on Non-Business Days

                  Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

0.0.0.8.7         Severability

                  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

0.0.0.8.8         Construction

                  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

0.0.0.8.9         Counterparts

                  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

0.0.0.8.10         Governing Law

                  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                  If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company and the Guarantor.

Very truly yours,
GTECH CORPORATION


By
Title:


GTECH HOLDINGS CORPORATION


By
Title:

The foregoing is hereby
agreed to as of the
date thereof.

THE NORTHWESTERN MUTUAL LIFE
  INSURANCE COMPANY


By__________________________
  Title:


TEACHERS INSURANCE AND ANNUITY
  ASSOCIATION OF AMERICA


By__________________________
  Title:


ALLSTATE LIFE INSURANCE COMPANY


By__________________________
  Name:


By__________________________
  Name:

Authorized Signatories


THE VARIABLE ANNUITY LIFE
  INSURANCE COMPANY

AMERICAN GENERAL LIFE
  INSURANCE COMPANY


By__________________________
  Title:

THE GUARDIAN LIFE INSURANCE
  COMPANY OF AMERICA


By__________________________
  Title:


THE GUARDIAN INSURANCE AND
  ANNUITY COMPANY, INC.


By__________________________
  Title:


FORT DEARBORN LIFE INSURANCE
  COMPANY


By__________________________
  Title:


HARTFORD LIFE INSURANCE COMPANY


By__________________________
  Title:


HARTFORD FIRE INSURANCE COMPANY


By__________________________
  Title:


HARTFORD LIFE AND ACCIDENT
  INSURANCE COMPANY


By__________________________
  Title:

THE LINCOLN NATIONAL LIFE
  INSURANCE COMPANY

By:      Lincoln Investment
         Management, Inc., its
         Attorney-In-Fact


By__________________________
  Title:


FIRST PENN-PACIFIC LIFE
  INSURANCE COMPANY

By:      Lincoln Investment
         Management, Inc., its
         Attorney-In-Fact


By__________________________
  Title:


LINCOLN NATIONAL REASSURANCE
  COMPANY

By:      Lincoln Investment
         Management, Inc., its
         Attorney-In-Fact


By__________________________
  Title:

LINCOLN NATIONAL REINSURANCE
  COMPANY (BARBADOS) LTD.

By:      Lincoln Investment
         Management, Inc., its
         Attorney-In-Fact


By__________________________
  Title:


PACIFIC MUTUAL LIFE INSURANCE
  COMPANY


By__________________________
  Title:


LIFE INVESTORS INSURANCE COMPANY
  OF AMERICA


By__________________________
  Title:


MONUMENTAL LIFE INSURANCE COMPANY


By__________________________
  Title:


PFL LIFE INSURANCE COMPANY


By__________________________
  Title:

THE EQUITABLE LIFE ASSURANCE
  SOCIETY OF THE UNITED STATES


By__________________________
  Title:


THE EQUITABLE OF COLORADO, INC.


By__________________________
  Title:


RELIASTAR BANKERS SECURITY
  LIFE INSURANCE COMPANY


By__________________________
  Title:


RELIASTAR LIFE INSURANCE COMPANY


By__________________________
  Title:


RELIASTAR UNITED SERVICES
  LIFE INSURANCE COMPANY


By__________________________
  Title:


NORTHERN LIFE INSURANCE COMPANY


By__________________________
  Title:

WASHINGTON SQUARE ADVISORS
  PRIVATE PLACEMENT TRUST FUND


By__________________________
  Its:     Investment Advisor and
           Authorized Signatory


KEYPORT LIFE INSURANCE COMPANY

By Stein Roe & Farnham
  Incorporated, as Agent


By__________________________
  Senior Vice President


CONNECTICUT GENERAL LIFE
  INSURANCE COMPANY

By CIGNA Investments, Inc.


  By__________________________
    Name:
    Title:


CONNECTICUT GENERAL LIFE
  INSURANCE COMPANY, on
  behalf of one or more
  separate accounts

By CIGNA Investments, Inc.


  By__________________________
    Name:
    Title:

LIFE INSURANCE COMPANY OF
  NORTH AMERICA

By CIGNA Investments, Inc.


  By__________________________
    Name:
    Title:


PRINCIPAL MUTUAL LIFE
  INSURANCE COMPANY


By__________________________
  Title:


By__________________________
  Title:

AMERICAN LIFE & CASUALTY INSURANCE COMPANY


By__________________________
  Title:


By__________________________
  Title:

 INFORMATION  RELATING TO PURCHASERS


 Name and Address of Purchaser       Series    Principal Amount

THE NORTHWESTERN MUTUAL                       A      $10,000,000
  LIFE INSURANCE COMPANY                      B      $20,000,000

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Bankers Trust Company
         16 Wall Street
         Insurance Unit, 4th Floor
         New York, NY 10005
         ABA #021001033
         Name: The Northwestern Mutual Life Insurance Company
         Account No.: 00-000-027

         with sufficient information to identify the source and application of such funds, including the PPN of the issue.

(2) Address for all notices in respect of payment and written confirmations of such wire transfers:

         The Northwestern Mutual Life Insurance Company
         720 East Wisconsin Avenue
         Milwaukee, WI 53202
         Attn: Investment Operations
         Telecopy:  (414) 299-5714

(3)      Securities to be delivered to:

         The Northwestern Mutual Life Insurance Company
         720 East Wisconsin Avenue
         Milwaukee, WI 53202
         Attn: Mark C. Boyle, Law Department
         Telecopy:  (414) 299-7016

(4)      Address for all other communications:

         The Northwestern Mutual Life Insurance Company
         720 East Wisconsin Avenue
         Milwaukee, WI 53202
         Attn: Securities Department
         Telecopy:  (414) 299-7124

(5)      The Northwestern Mutual Life Insurance Company
         Tax ID No. 39-0509570

Name and Address of Purchaser             Series         Principal Amount

TEACHERS INSURANCE AND ANNUITY                B          $30,000,000
  ASSOCIATION OF AMERICA

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Chase Manhattan Bank
         ABA No. 021000021
         New York, New York
         Account of: Teachers Insurance and Annuity
                             Association of America
                          Account Number: 910-2-766475
                         On order of: GTECH Corporation

         with sufficient information to identify the source and application of such funds as "GTECH Corporation 7.87% Series B Guaranteed Senior Notes due 2007 (principal or interest).

(2) Address for all notices in respect of payments and written confirmations of such wire transfers:

         Teachers Insurance and Annuity
           Association of America
         730 Third Avenue
         New York, New York 10017
         Attn: Securities Accounting Division
         Telephone: (212) 916-4188
         Telecopy:  (212) 916-6955

(3)      Address for all other communications:

         Teachers Insurance and Annuity
           Association of America
         730 Third Avenue
         New York, New York 10017
         Attn: Securities Division, Private Placements
         Telephone: (212) 916-4720 (F. Haifen Tao)
                       (212) 490-9000 (general)
         Telecopy:  (212) 916-6582

(4)      Teachers Insurance and Annuity Association of America Tax ID No.
         13-1624203

  Name and Address of Purchaser    Series      Principal Amount

ALLSTATE LIFE INSURANCE COMPANY       A        $11,000,000

                                      A        $5,500,000

                                      A        $3,000,000

                                      A        $5,500,000

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         BBK = Harris Trust and Savings Bank
                  ABA #071000288
         BNF = Allstate Life Insurance Company
                  Collection Account # 168-117-0
         ORG = GTECH Corporation
         OBI = DPP

         with sufficient information to identify the source and application of such funds, including the PPN preceded by "DPP", payment date, and principal, premium or interest on the security.

(2) Address for all notices in respect of payments and written confirmations of such wire transfers:

         Allstate Insurance Company
         Investment Operations - Private Placements
         3075 Sanders Road, STE G4A
         Northbrook, IL 60062-7127
         Telephone: (847) 402- 8709
         Telecopy:  (847) 402-7331

(3)      Securities to be delivered to:

         Citibank, Federal Savings Bank
         Citicorp Center, 500 West Madison
         4th Floor, Zone 6
         Chicago, IL 60661-2591
         Attention: Misty Gniadek
         For Allstate Life Insurance Company/
         Safekeeping Account No. 846627

(4)      Address for all other communications and notices:

         Allstate Life Insurance Company
         Private Placements Department
         3075 Sanders Road, STE G3A
         Northbrook, IL 60062-7127
         Telephone: (847) 402-4394
         Telecopy:  (847) 402-3092

(5)      Allstate Life Insurance Company
                                                    Tax ID No. 36-2554642

 Name and Address of Purchaser            Series     Principal Amount

THE VARIABLE ANNUITY LIFE                     B      $15,000,000
  INSURANCE COMPANY

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         ABA #011000028
         State Street Bank and Trust Company
         Boston, MA 02101
         Re: The Variable Annuity Life Insurance Company
         AC-0125-821-9
         OBI = PPN # and description of payment
         Fund Number PA 54

         with sufficient information to identify the source and application of such funds, including the PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable.

(2)      Address for all notices in respect of payment and all         other
communications:

         The Variable Annuity Life
           Insurance Company and PA 54
         c/o State Street Bank and Trust Company
         Insurance Services Custody (AH2)
         1776 Heritage Drive
         North Quincy, MA 02171
         Telecopy:  (617) 985-4923

(3)      Duplicate payment notices and all other correspondence:

         The Variable Annuity Life Insurance Company
         c/o American General Corporation
         Attn: Investment Research Department, A37-01
         P.O. Box 3247
         Houston, TX 77253-3247

         Overnight Mail Address:
         2929 Allen Parkway
         Houston, Texas 77019-2155
         Telecopy:  (713) 831-1366

(4)      The Variable Annuity Life Insurance Company
                                                     Tax ID No. 74-1625348

  Name and Address of Purchaser          Series     Principal Amount

AMERICAN GENERAL LIFE                         B      $10,000,000
  INSURANCE COMPANY

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         ABA #011000028
         State Street Bank and Trust Company
         Boston, MA 02101
         Re: American General Life Insurance Company
         AC-0125-880-5
         OBI = PPN # and description of payment
         Fund Number PA 40

         with sufficient information to identify the source and application of such funds, including the PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable.

(2)      Address for all notices in respect of payment and all         other
communications:

         American General Life
           Insurance Company and PA 40
         c/o State Street Bank and Trust Company
         Insurance Services Custody (AH2)
         1776 Heritage Drive
         North Quincy, MA 02171
         Telecopy:  (617) 985-4923

(3)      Duplicate payment notices and all other correspondence:

         American General Life Insurance Company
         c/o American General Corporation
         Attn: Investment Research Department, A37-01
         P.O. Box 3247
         Houston, TX 77253-3247

         Overnight Mail Address:
         2929 Allen Parkway
         Houston, Texas 77019-2155
         Telecopy:  (713) 831-1366

(4)      American General Life Insurance Company
                                                     Tax ID No. 25-0598210

  Name and Address of Purchaser      Series        Principal Amount

THE GUARDIAN LIFE INSURANCE              B            $5,000,000
  COMPANY OF AMERICA                     B            $5,000,000
                                         B            $5,000,000
                                         B            $5,000,000

(Note registered in the name of Cudd & Co.)

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         The Chase Manhattan Bank FED ABA #021000021 CHASE/NYC/CTR/BNF A/C 900-9-000200 The Guardian A/C #G05978

         with sufficient information to identify the source and application of such funds.

(2)      Address for all notices in respect of payment and    written
confirmation of such wire transfer:

         The Guardian Life Insurance Company of America
         Attn: Investment Accounting M-IA
         201 Park Avenue South
         New York, NY 10003
         Telecopy:  (212) 677-9023

(3)      Securities to be delivered to:

         Chase Manhattan Bank
         4 New York Plaza
         Ground Floor/Receive Window
         New York, NY 10081
         Re: The Guardian Account #G05978
         Attention:  Frank Taylor (212-623-8125)

(4)      Address for all other communications and notices:

         The Guardian Life Insurance Company of America
         201 Park Avenue South
         New York, NY 10003
         Attn: Raymond J. Henry
               Investment Department 7B
               Telecopy: (212) 777-6715

(5)      Cudd & Co. Tax ID No. 13-6022143

Name and Address of Purchaser      Series  Principal Amount

THE GUARDIAN INSURANCE AND            A     $3,000,000
  ANNUITY COMPANY, INC.


(Note registered in the name of Sigler & Company)

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Chase Manhattan Bank
         ABA #021000021
         For account #544755102
         Reference #MR9228419

         with sufficient information to identify the source and application of such funds.

(2)      Address for all notices in respect of payment and    written
confirmation of such wire transfer:

         The Guardian Life Insurance Company of America
         Attn: Investment Accounting MIA
         201 Park Avenue South
         New York, NY 10003
         Telecopy:  (212) 677-9023

(3)      Securities to be delivered to:

         Chase Manhattan Bank
         Attn: Frank Taylor
         4 New York Plaza
         Ground Floor/Receive Window
         New York, NY 10004
         Re: Account # at Chase: MR9228419

(4)      Address for all other communications and notices:

         The Guardian Life Insurance Company of America
         201 Park Avenue South
         New York, NY 10003
         Attn: Raymond J. Henry
               Investment Department 7B
               Telecopy:  (212) 777-6715

         Portfolio Manager: Raymond Henry (212) 598-7995
         Inquires concerning confirmations:
                  Dorene Smith (212) 598-8234

(5)      Sigler & Company Tax ID No. 13-3641527

Name and Address of Purchaser     Series          Principal Amount

FORT DEARBORN LIFE                  A               $2,000,000
  INSURANCE COMPANY


(Note registered in the name of Var & Co.)

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         First Bank Minneapolis
         ABA #091000022
         For further credit to First Trust Illinois
         Account 1-801-21167365
         Wire Clearing Account 47300098
         Attn: A/C #78693302 Fort Dearborn Life

         with sufficient information to identify the source and application of such funds.

(2)      Address for all notices in respect of payment and all         other
communications:

         Fort Dearborn Life Insurance Company
         c/o Guardian Asset Management Corp.
         Fixed Income Securities
         201 Park Avenue South - 8B
         New York, NY 10003

         Direct inquires concerning confirmations:
         Helaine Linder (212) 598-8239

(3)      Securities to be delivered to:

         First Trust N.A.
         Attn: Physical Unit
         Asset Settlement Services
         Fourth Floor
         180 East 5th Street
         St. Paul, MN 55101

                                            (5)      Var & Co. Tax ID No.
                                                              41-6026203

Name and Address of Purchaser      Series   Principal Amount

HARTFORD LIFE INSURANCE COMPANY       A     $4,000,000
                                      B     $3,000,000

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Chase Manhattan Bank
         4 New York Plaza
         New York, NY 10004
         Bank ABA #021000021
         Chase NYC/Cust
         A/C #900-9-000200 for F/C/T G 06641 - CRC
         Attn: Bond Interest/Principal -
         GTECH Corporation Guaranteed Senior Notes

         with sufficient information to identify the source and application of such funds, including PPN, payment date, and principal, premium or interest on the security.

(2)      Address for all notices in respect of payment and    written
         confirmation of such wire transfer:

         Hartford Investment Management Company
         c/o Portfolio Support
         P.O. Box 1744
         Hartford, CT 06114-1744
         Telecopy: (860) 843-3857

(3)      Securities to be delivered to:

         Chase Manhattan Bank
         4 New York Plaza
         Ground Floor Window
         New York, NY 10004
         Custody Account Number: G-06641*
         Account Name: Hartford Life
                  Insurance Company - CRC
         *Account number must appear on outside of envelope enclosing physical securities.

(4)      Address for all other communications and notices:

         Hartford Investment Management Company
         c/o Investment Department - Private Placements
         P.O. Box 1744
         Hartford, CT 06114-1744
         Telecopy:  (860) 843-4906

(5)      Hartford Life Insurance Company
                                                     Tax ID No. 06-0974148

Name and Address of Purchaser       Series  Principal Amount

HARTFORD FIRE INSURANCE COMPANY       A     $6,000,000

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Chase Manhattan Bank
         4 New York Plaza
         New York, NY 10004
         Bank ABA #021000021
         Chase NYC/Cust
         A/C #900-9-000200 for F/C/T G 06244 - FHO
         Attn: Bond Interest/Principal -
         GTECH Corporation Guaranteed Senior Notes

         with sufficient information to identify the source and application of such funds, including PPN, payment date, and principal, premium or interest on the security.

(2)      Address for all notices in respect of payment and    written
         confirmation of such wire transfer:

         Hartford Investment Management Company
         c/o Portfolio Support
         P.O. Box 1744
         Hartford, CT 06114-1744
         Telecopy: (860) 843-3857

(3)      Securities to be delivered to:

         Chase Manhattan Bank
         4 New York Plaza
         Ground Floor Window
         New York, NY 10004
         Custody Account Number: G-06244*
         Account Name: Hartford Fire
                  Insurance Company - FHO
         *Account number must appear on outside of envelope enclosing physical securities.

(4)      Address for all other communications and notices:

         Hartford Investment Management Company
         c/o Investment Department - Private Placements
         P.O. Box 1744
         Hartford, CT 06114-1744
         Telecopy:  (860) 843-4906

(5)      Hartford Fire Insurance Company
                                                     Tax ID No. 06-0383750

 Name and Address of Purchaser    Series   Principal Amount

HARTFORD LIFE INSURANCE COMPANY       B     $6,000,000

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Chase Manhattan Bank
         4 New York Plaza
         New York, NY 10004
         Bank ABA #021000021
         Chase NYC/Cust
         A/C #900-9-000200 for F/C/T G 06612 - HVA
         Attn: Bond Interest/Principal -
         GTECH Corporation Guaranteed Senior Notes

         with sufficient information to identify the source and application of such funds, including PPN, payment date, and principal, premium or interest on the security.

(2)      Address for all notices in respect of payment and    written
         confirmation of such wire transfer:

         Hartford Investment Management Company
         c/o Portfolio Support
         P.O. Box 1744
         Hartford, CT 06114-1744
         Telecopy: (860) 843-3857

(3)      Securities to be delivered to:

         Chase Manhattan Bank
         4 New York Plaza
         Ground Floor Window
         New York, NY 10004
         Custody Account Number: G-06612*
         Account Name: Hartford Life
                  Insurance Company - HVA
         *Account number must appear on outside of envelope enclosing physical securities.

(4)      Address for all other communications and notices:

         Hartford Investment Management Company
         c/o Investment Department - Private Placements
         P.O. Box 1744
         Hartford, CT 06114-1744
         Telecopy:  (860) 843-4906

(5)      Hartford Life Insurance Company
                                                     Tax ID No. 06-0974148

 Name and Address of Purchaser      Series          Principal Amount

HARTFORD LIFE AND ACCIDENT             B            $6,000,000
  INSURANCE COMPANY

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Chase Manhattan Bank
         4 New York Plaza
         New York, NY 10004
         Bank ABA #021000021
         Chase NYC/Cust
         A/C #900-9-000200 for F/C/T G 06956 - EBD
         Attn: Bond Interest/Principal -
         GTECH Corporation Guaranteed Senior Notes

         with sufficient information to identify the source and application of such funds, including PPN, payment date, and principal, premium or interest on the security.

(2)      Address for all notices in respect of payment and    written
         confirmation of such wire transfer:

         Hartford Investment Management Company
         c/o Portfolio Support
         P.O. Box 1744
         Hartford, CT 06114-1744
         Telecopy: (860) 843-3857

(3)      Securities to be delivered to:

         Chase Manhattan Bank
         4 New York Plaza
         Ground Floor Window
         New York, NY 10004
         Custody Account Number: G-06956*
         Account Name: Hartford Life and Accident
                  Insurance Company - EBD
         *Account number must appear on outside of envelope enclosing physical securities.

(4)      Address for all other communications and notices:

         Hartford Investment Management Company
         c/o Investment Department - Private Placements
         P.O. Box 1744
         Hartford, CT 06114-1744
         Telecopy:  (860) 843-4906

(5)      Hartford Life Insurance Company
                                                     Tax ID No. 06-0838648

 Name and Address of Purchaser        Series      Principal Amount

THE LINCOLN NATIONAL LIFE               B         $4,500,000
  INSURANCE COMPANY

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Bankers Trust Company
         New York, NY: ABA #021001033
         Private Placement Processing
         A/C #99-911-145
         The Lincoln National Life Insurance Company (UIN)
         Custody Account Number: 98127

         with sufficient information to identify the source and application of such funds.

(2)      Address for all notices in respect of payment and    written
confirmation of such wire transfer:

         Bankers Trust Company
         Attn: Private Placement Unit
         P.O. Box 998; Bowling Green Station
         New York, NY 10274

(3)      Securities to be delivered to:

         Bankers Trust Company
         14 Wall Street
         4th Floor, Window #44
         New York, NY 10005
         Attn: Lorraine Squires
               Mail Stop 4049
               Telephone: (212) 618-2200

(4)      Address for all other communications and notices:

         Lincoln Investment Management, Inc.
         200 East Berry Street
         Renaissance Square
         Fort Wayne, IN 46802
         Attn: Investments/Private Placements

(5)      The Lincoln National Life Insurance Company
                                                     Tax ID No. 35-0472300

Name and Address of Purchaser    Series        Principal Amount

THE LINCOLN NATIONAL LIFE          B           $2,500,000
  INSURANCE COMPANY

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Bankers Trust Company
         New York, NY: ABA #021001033
         Private Placement Processing
         A/C #99-911-145
         The Lincoln National Life Insurance Company (IAD)
         Custody Account Number: 98195

         with sufficient information to identify the source and application of such funds.

(2)      Address for all notices in respect of payment and    written
confirmation of such wire transfer:

         Bankers Trust Company
         Attn: Private Placement Unit
         P.O. Box 998; Bowling Green Station
         New York, NY 10274

(3)      Securities to be delivered to:

         Bankers Trust Company
         14 Wall Street
         4th Floor, Window #44
         New York, NY 10005
         Attn: Lorraine Squires
               Mail Stop 4049
               Telephone: (212) 618-2200

(4)      Address for all other communications and notices:

         Lincoln Investment Management, Inc.
         200 East Berry Street
         Renaissance Square
         Fort Wayne, IN 46802
         Attn: Investments/Private Placements

(5)      The Lincoln National Life Insurance Company
                                                     Tax ID No. 35-0472300

  Name and Address of Purchaser     Series         Principal Amount

THE LINCOLN NATIONAL LIFE             B           $2,500,000
  INSURANCE COMPANY

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Bankers Trust Company
         New York, NY: ABA #021001033
         Private Placement Processing
         A/C #99-911-145
         The Lincoln National Life Insurance Company (IDP)
         Custody Account Number: 98131

         with sufficient information to identify the source and application of such funds.

(2)      Address for all notices in respect of payment and    written
confirmation of such wire transfer:

         Bankers Trust Company
         Attn: Private Placement Unit
         P.O. Box 998; Bowling Green Station
         New York, NY 10274

(3)      Securities to be delivered to:

         Bankers Trust Company
         14 Wall Street
         4th Floor, Window #44
         New York, NY 10005
         Attn: Lorraine Squires
               Mail Stop 4049
               Telephone: (212) 618-2200

(4)      Address for all other communications and notices:

         Lincoln Investment Management, Inc.
         200 East Berry Street
         Renaissance Square
         Fort Wayne, IN 46802
         Attn: Investments/Private Placements

(5)      The Lincoln National Life Insurance Company
                                                     Tax ID No. 35-0472300

 Name and Address of Purchaser    Series           Principal Amount

THE LINCOLN NATIONAL LIFE           B              $2,500,000
  INSURANCE COMPANY

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Bankers Trust Company
         New York, NY: ABA #021001033
         Private Placement Processing
         A/C #99-911-145
         The Lincoln National Life Insurance Company (CRP)
         Custody Account Number: 98231

         with sufficient information to identify the source and application of such funds.

(2)      Address for all notices in respect of payment and    written
confirmation of such wire transfer:

         Bankers Trust Company
         Attn: Private Placement Unit
         P.O. Box 998; Bowling Green Station
         New York, NY 10274

(3)      Securities to be delivered to:

         Bankers Trust Company
         14 Wall Street
         4th Floor, Window #44
         New York, NY 10005
         Attn: Lorraine Squires
               Mail Stop 4049
               Telephone: (212) 618-2200

(4)      Address for all other communications and notices:

         Lincoln Investment Management, Inc.
         200 East Berry Street
         Renaissance Square
         Fort Wayne, IN 46802
         Attn: Investments/Private Placements

(5)      The Lincoln National Life Insurance Company
                                                     Tax ID No. 35-0472300

Name and Address of Purchaser   Series    Principal Amount

THE LINCOLN NATIONAL LIFE          B      $5,000,000
  INSURANCE COMPANY

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Bankers Trust Company
         New York, NY: ABA #021001033
         Private Placement Processing
         A/C #99-911-145
         The Lincoln National Life Insurance Company (IAL)
         Custody Account Number: 98194

         with sufficient information to identify the source and application of such funds.

(2)      Address for all notices in respect of payment and    written
confirmation of such wire transfer:

         Bankers Trust Company
         Attn: Private Placement Unit
         P.O. Box 998; Bowling Green Station
         New York, NY 10274

(3)      Securities to be delivered to:

         Bankers Trust Company
         14 Wall Street
         4th Floor, Window #44
         New York, NY 10005
         Attn: Lorraine Squires
               Mail Stop 4049
               Telephone: (212) 618-2200

(4)      Address for all other communications and notices:

         Lincoln Investment Management, Inc.
         200 East Berry Street
         Renaissance Square
         Fort Wayne, IN 46802
         Attn: Investments/Private Placements

(5)      The Lincoln National Life Insurance Company
                                                     Tax ID No. 35-0472300

Name and Address of Purchaser       Series       Principal Amount

THE LINCOLN NATIONAL LIFE             B          $1,000,000
  INSURANCE COMPANY

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Bankers Trust Company
         New York, NY: ABA #021001033
         Private Placement Processing
         A/C #99-911-145
         The Lincoln National Life Insurance Company (REO)
         Custody Account Number: 98149

         with sufficient information to identify the source and application of such funds.

(2)      Address for all notices in respect of payment and    written
confirmation of such wire transfer:

         Bankers Trust Company
         Attn: Private Placement Unit
         P.O. Box 998; Bowling Green Station
         New York, NY 10274

(3)      Securities to be delivered to:

         Bankers Trust Company
         14 Wall Street
         4th Floor, Window #44
         New York, NY 10005
         Attn: Lorraine Squires
               Mail Stop 4049
               Telephone: (212) 618-2200

(4)      Address for all other communications and notices:

         Lincoln Investment Management, Inc.
         200 East Berry Street
         Renaissance Square
         Fort Wayne, IN 46802
         Attn: Investments/Private Placements

(5)      The Lincoln National Life Insurance Company
                                                     Tax ID No. 35-0472300

Name and Address of Purchaser        Series        Principal Amount

THE LINCOLN NATIONAL LIFE              B           $1,000,000
  INSURANCE COMPANY

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Bankers Trust Company
         New York, NY: ABA #021001033
         Private Placement Processing
         A/C #99-911-145
         The Lincoln National Life Insurance Company (FRA)
         Custody Account Number: 98187

         with sufficient information to identify the source and application of such funds.

(2)      Address for all notices in respect of payment and    written
confirmation of such wire transfer:

         Bankers Trust Company
         Attn: Private Placement Unit
         P.O. Box 998; Bowling Green Station
         New York, NY 10274

(3)      Securities to be delivered to:

         Bankers Trust Company
         14 Wall Street
         4th Floor, Window #44
         New York, NY 10005
         Attn: Lorraine Squires
               Mail Stop 4049
               Telephone: (212) 618-2200

(4)      Address for all other communications and notices:

         Lincoln Investment Management, Inc.
         200 East Berry Street
         Renaissance Square
         Fort Wayne, IN 46802
         Attn: Investments/Private Placements

(5)      The Lincoln National Life Insurance Company
                                                     Tax ID No. 35-0472300

Name and Address of Purchaser     Series            Principal Amount

FIRST PENN-PACIFIC LIFE           B                     $4,500,000
  INSURANCE COMPANY

(Note registered in the name of CUDD & CO.)

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Chase Manhattan Bank
         New York, NY
         ABA #021000021
         A/C #900-9-000200
         Further Credit to A/C: G-05996 First Penn-Pacific
         Life Insurance Company

         with sufficient information to identify the source and application of such funds, including PPN, payment date, and principal, premium or interest on the security.

(2)      Address for all notices in respect of payment and    written
confirmation of such wire transfer:

         Lincoln Investment Management, Inc.
         200 East Berry Street
         Renaissance Square
         Fort Wayne, IN 46802
         Attn: Investment/Private Placements

(3)      Securities to be delivered to:

         Chase Manhattan Bank
         4 New York Plaza, 11th Floor
         New York, NY 10004
         Attn: Larry Zimmer
         For Account: G-05996 First Penn-Pacific Life         Insurance Company

                                            (4)      CUDD & CO. Tax ID No.
                                                              23-2044248

Name and Address of Purchaser       Series            Principal Amount

LINCOLN NATIONAL REASSURANCE          B                $1,000,000
  COMPANY

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Chase Manhattan Bank
         New York, NY
         ABA #021000021
         Chase NYC/CTR/BNF
         A/C #900-9-000200
         Further Credit to: G-06322 Lincoln National          Reassurance
Company

         with sufficient information to identify the source and application of such funds, including PPN, payment date, and principal, premium or interest on the security.

(2)      Address for all notices in respect of payment and    written
         confirmation of such wire transfer:

         Lincoln Investment Management, Inc.
         200 East Berry Street
         Renaissance Square
         Fort Wayne, IN 46802
         Attn: Investment/Private Placements

(3)      Securities to be delivered to:

         Chase Manhattan Bank
         4 New York Plaza, 11th Floor
         New York, NY 10004
         Attn: Larry Zimmer
         For Account: G-06322 Lincoln National
                  Reassurance Company

(4)      Lincoln National Reassurance Company
                                                     Tax ID No. 06-1067046

Name and Address of Purchaser    Series      Principal Amount

LINCOLN NATIONAL REINSURANCE       B         $500,000
  COMPANY (BARBADOS) LTD.
  (in Trust for Magna
  Insurance Company)

(Note Registered in the name of Lincoln National Reinsurance Company (Barbados) Ltd.)

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Chase Manhattan Bank
         New York, NY
         ABA #021000021
         Chase NYC/CTR/BNF
         A/C #900-9-000200
         Further Credit to: G-06910 Lincoln National Reins Co
(Barbados) Ltd. (in Trust for Magna Ins Co)

         with sufficient information to identify the source and application of such funds, including PPN, payment date, and principal, premium or interest on the security.

(2)      Address for all notices in respect of payment and    written
         confirmation of such wire transfer:

         Lincoln Investment Management, Inc.
         200 East Berry Street
         Renaissance Square
         Fort Wayne, IN 46802
         Attn: Investment/Private Placements

(3)      Securities to be delivered to:

         Chase Manhattan Bank
         4 New York Plaza, 11th Floor
         New York, NY 10004
         Attn: Larry Zimmer
         For Account: G-06910 Lincoln National Reins Co       (Barbados) Ltd.
(in Trust for Magna Ins Co)

(4) Lincoln National
Reinsurance
Company
(Barbados) Ltd.
Tax ID No.
35-1716060

Name and Address of Purchaser    Series        Principal Amount

PACIFIC MUTUAL LIFE                 A            $2,000,000
  INSURANCE COMPANY                 A            $2,000,000
                                    A            $2,000,000
                                    A            $2,000,000
                                    A            $2,000,000
                                    A            $2,000,000
                                    A            $2,000,000
                                    A            $2,000,000
                                    A            $2,000,000
                                    A            $2,000,000

(Notes registered in the name of Atwell & Co)

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         BBK = Chase Manhattan Bank/SSTO
         ABA #021000021
         A/C #900-9-002206
         A/C Name: Pacific Mutual General Account
         Sub A/C #47363300
         Regarding: Security Description & PPN

         with sufficient information to identify the source and application of such funds.

(2)      Securities to be delivered to:

         The Chase Manhattan Bank
         4 New York Plaza
         11th Floor Window
         New York, NY 10004
         Attn: Dave Calderon/Willie Frontis
         (212) 623-8122/8119
         A/C Name: Pacific Mutual General Account
         A/C #89930705

(3)      Atwell & Co
         General Tax ID No. 95-1079000
                                                     Private Placement Tax ID
                                                              No. 13-6065575

Name and Address of Purchaser     Series           Principal Amount

LIFE INVESTORS INSURANCE            A                  $5,000,000
  COMPANY OF AMERICA

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Citibank, N.A.
         111 Wall Street New York, NY 10043 ABA #021000089 DDA #36112805 Custody Account #847658

         with sufficient information to identify the source and application of such funds, including CUSIP, payment date, and principal, premium or interest on the security.

(2)      Address for all notices in respect of payment and    written
confirmation of such wire transfer:

         AEGON USA Investment Management, Inc.
         Attn: Michael Meese
         4333 Edgewood Road N.E.
         Cedar Rapids, IA 52499-5112

(3)      Address for all other communications and notices:

         AEGON USA Investment Management, Inc.
         Attn: Director of Private Placements
         4333 Edgewood Road N.E.
         Cedar Rapids, IA 52499-5335
         Telecopy: (319) 369-2666

(5)      Life Investors Insurance Company of America
                                                     Tax ID No. 42-0191090

Name and Address of Purchaser   Series         Principal Amount

MONUMENTAL LIFE                   A              $5,000,000
  INSURANCE COMPANY

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Citibank, N.A.
         111 Wall Street New York, NY 10043 ABA #021000089 DDA #36112805 Custody Account #847785

         with sufficient information to identify the source and application of such funds, including CUSIP, payment date, and principal, premium or interest on the security.

(2)      Address for all notices in respect of payment and    written
confirmation of such wire transfer:

         AEGON USA Investment Management, Inc.
         Attn: Michael Meese
         4333 Edgewood Road N.E.
         Cedar Rapids, IA 52499-5112

(3)      Address for all other communications and notices:

         AEGON USA Investment Management, Inc.
         Attn: Director of Private Placements
         4333 Edgewood Road N.E.
         Cedar Rapids, IA 52499-5335
         Telecopy: (319) 369-2666

(5)      Monumental Life Insurance Company
                                                     Tax ID No. 52-0419790

Name and Address of Purchaser     Series            Principal Amount

PFL LIFE INSURANCE COMPANY          A                $5,000,000

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Citibank, N.A.
         111 Wall Street New York, NY 10043 ABA #021000089 DDA #36112805 Custody Account #847659

         with sufficient information to identify the source and application of such funds, including CUSIP, payment date, and principal, premium or interest on the security.

(2)      Address for all notices in respect of payment and    written
confirmation of such wire transfer:

         AEGON USA Investment Management, Inc.
         Attn: Michael Meese
         4333 Edgewood Road N.E.
         Cedar Rapids, IA 52499-5112

(3)      Address for all other communications and notices:

         AEGON USA Investment Management, Inc.
         Attn: Director of Private Placements
         4333 Edgewood Road N.E.
         Cedar Rapids, IA 52499-5335
         Telecopy: (319) 369-2666

(5)      PFL Life Insurance Company
                                                     Tax ID No. 39-0989781

Name and Address of Purchaser       Series         Principal Amount

THE EQUITABLE LIFE ASSURANCE          A            $12,000,000
  SOCIETY OF THE UNITED STATES

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         The Chase Manhattan Bank, N.A.
         1251 Avenue of the Americas
         New York, NY 10020
         ABA #021-00-0021
         Account Name: The Equitable Life Assurance Society of the United States
         Account #037-2-409417

         with sufficient information to identify the source and application of such funds, including PPN, payment date, and principal, premium or interest on the security.

(2)      Address for all notices in respect of payment, written
confirmation of such wire transfer and all other     communications and
notices:

         The Equitable Life Assurance
         Society of the United States
         c/o Alliance Capital Management, L.P.
         1345 Avenue of the Americas
         New York, NY 10105
         Att:     Fixed Income Credit
                  Research Division, 38th Floor
                  Telephone: (212) 969-1488
                  Telecopy:  (212) 969-1466

(3)      Securities to be delivered to:

         The Equitable Life Assurance
         Society of the United States
         1290 Avenue of the Americas, 12th Floor
         New York, NY 10104
         Attn:    Cheryl L. Weitman
                  (212) 314-4141

(4) The Equitable Life
Assurance
Society of the
United States
Tax ID No.
13-5570651

Name and Address of Purchaser      Series           Principal Amount

THE EQUITABLE OF COLORADO, INC.        A            $3,000,000

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         The Chase Manhattan Bank, N.A.
         1251 Avenue of the Americas
         New York, NY 10020
         ABA #021-00-0021
         Account Name: The Equitable of Colorado, Inc.
         Account #037-2-406389

         with sufficient information to identify the source and application of such funds, including PPN, payment date, and principal, premium or interest on the security.

(2)      Address for all notices in respect of payment, written
confirmation of such wire transfer and all other     communications and
notices:

         The Equitable of Colorado, Inc.
         c/o Alliance Capital Management, L.P.
         135 West 50th Street, 5th Floor
         New York, NY 10020
         Attn:    Treasury Service

(3)      Securities to be delivered to:

         The Equitable Life Assurance
         Society of the United States
         1290 Avenue of the Americas, 12th Floor
         New York, NY 10104
         Attn:    Cheryl L. Weitman
                  (212) 314-4141

(4)      The Equitable of Colorado, Inc.
                                                     Tax ID No. 13-3198083

Name and Address of Purchaser    Series                 Principal Amount

AMERICAN LIFE & CASUALTY           A                       $5,000,000
  INSURANCE COMPANY                B                       $10,000,000

(Notes registered in the name of SALKELD & CO.)

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Bankers Trust Company
         New York, NY
         ABA #021-001-033
         DDA #00314421
         FFC:     American Life & Casualty Insurance Company
                  Account #99810

         with sufficient information to identify the source and application of such funds.

(2)      Address for all notices in respect of payment and    written
confirmation of such wire transfer:

         Conseco Capital Management, Inc.
         c/o American Life & Casualty Insurance Company
         P.O. Box 1925
         Carmel, IN 46032
         Attn: Account Documentation

         with a copy to:
         Conseco, Inc.
         c/o American Life & Casualty Insurance Company
         P.O. Box 1911
         Carmel, IN 46032
         Attn: Investment Accounting

(3)      Securities to be delivered to:

         Bankers Trust Company
         16 Wall Street
         Fourth Floor, Window 62
         FFC:     American Life & Casualty Insurance Company
                  Account #99810

(4)      American Life & Casualty Insurance Company
                                                     Tax ID No. 45-0103436

Name and Address of Purchaser    Series              Principal Amount

RELIASTAR BANKERS SECURITY         A                     $2,000,000
  LIFE INSURANCE COMPANY

(Note registered in the name of SIGLER & CO.)

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         The Chase Manhattan Bank
         New York, NY
         A/C #544755102
         F/C #1960 Dept 571 NonStandard Securities
         Bank ABA #021000021

         with sufficient information to identify the source and application of such funds, including PPN, payment date, and principal, premium or interest on the security.

(2)      Address for all notices in respect of payment and    written
confirmation of such wire transfer:

         ReliaStar Investment Research, Inc.
         100 Washington Avenue South, Suite 700
         Minneapolis, MN 55401-2121
         Attn: Tim Warrick
         Telephone: (612) 372-5258
         Telecopy:  (612) 372-5368

(3)      Securities to be delivered to:

         ReliaStar Investment Research, Inc.
         100 Washington Avenue South, Suite 700
         Minneapolis, MN 55401-2121
         Attn: Peggy Herbst

(4)      Address for all other communications and notices:

         ReliaStar Investment Research, Inc.
         100 Washington Avenue South, Suite 700
         Minneapolis, MN 55401-2121
         Attn: Tim Warrick

                                            (5)      SIGLER & CO. Tax ID No.
                                                              53-0242530

Name and Address of Purchaser   Series                  Principal Amount

RELIASTAR LIFE                     A                       $3,000,000
  INSURANCE COMPANY

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         First National Bank N.A./Mpls
         601 2nd Avenue South
         Account #1102-4001-4461
         Bank ABA #091000022
         Attn: Securities Accounting

         with sufficient information to identify the source and application of such funds, including CUSIP, payment date, and principal, premium or interest on the security.

(2)      Address for all notices in respect of payment and    written
confirmation of such wire transfer:

         ReliaStar Investment Research, Inc.
         100 Washington Avenue South, Suite 800
         Minneapolis, MN 55401-2121
         Attn: Tim Warrick
         Telephone: (612) 372-5258
         Telecopy:  (612) 372-5368

(3)      Securities to be delivered to:

         ReliaStar Investment Research, Inc.
         100 Washington Avenue South, Suite 800
         Minneapolis, MN 55401-2121
         Attn: Peggy Herbst

(4)      Address for all other communications and notices:

         ReliaStar Investment Research, Inc.
         100 Washington Avenue South, Suite 800
         Minneapolis, MN 55401-2121
         Attn: Tim Warrick

(5)      ReliaStar Life Insurance Company
                                                     Tax ID No. 41-0451140

Name and Address of Purchaser      Series           Principal Amount

RELIASTAR UNITED SERVICES LIFE       A               $2,000,000
  INSURANCE COMPANY

(Note registered in the name of SALKELD & CO.)

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Bankers Trust
         New York, NY
         ABA #021001033
         A/C #99-911-145

         with sufficient information to identify the source and application of such funds, including PPN, payment date, and principal, premium or interest on the security.

(2)      Address for all notices in respect of payment and    written
confirmation of such wire transfer:

         ReliaStar Investment Research, Inc.
         100 Washington Avenue South, Suite 800
         Minneapolis, MN 55401-2121
         Attn: Tim Warrick
         Telephone: (612) 372-5258
         Telecopy:  (612) 372-5368

(3)      Securities to be delivered to:

         ReliaStar Investment Research, Inc.
         100 Washington Avenue South, Suite 800
         Minneapolis, MN 55401-2121
         Attn: Peggy Herbst

(4)      Address for all other communications and notices:

         ReliaStar Investment Research, Inc.
         100 Washington Avenue South, Suite 800
         Minneapolis, MN 55401-2121
         Attn: Tim Warrick

                                            (5)      SALKELD & CO. Tax ID No.
                                                              53-0159267

     Name and Address of Purchaser     Series          Principal Amount

NORTHERN LIFE INSURANCE COMPANY          A                $3,000,000
                                         B                $2,000,000

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         First National Bank N.A./Mpls
         601 2nd Avenue South
         Account #1602-3237-6105
         Bank ABA #091000022
         Attn: Securities Accounting

         with sufficient information to identify the source and application of such funds, including CUSIP, payment date, and principal, premium or interest on the security.

(2)      Address for all notices in respect of payment and    written
confirmation of such wire transfer:

         ReliaStar Investment Research, Inc.
         100 Washington Avenue South, Suite 800
         Minneapolis, MN 55401-2121
         Attn: Tim Warrick
         Telephone: (612) 372-5258
         Telecopy:  (612) 372-5368

(3)      Securities to be delivered to:

         ReliaStar Investment Research, Inc.
         100 Washington Avenue South, Suite 800
         Minneapolis, MN 55401-2121
         Attn: Peggy Herbst

(4)      Address for all other communications and notices:

         ReliaStar Investment Research, Inc.
         100 Washington Avenue South, Suite 800
         Minneapolis, MN 55401-2121
         Attn: Tim Warrick

(5)      Northern Life Insurance Company
                                                     Tax ID No. 41-1295933

     Name and Address of Purchaser    Series     Principal Amount
WASHINGTON SQUARE ADVISERS            B           $3,000,000
  PRIVATE PLACEMENT TRUST FUND

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Account #10604960
         Bank ABA #091000022
         First National Bank N.A.
         601 2nd Avenue South
         F/F/C First Trust Company
         A/C #180121167365
         ITG A/C #47300020
         Attn: Washington Square Advisers Private
                  Placement Trust Fund

         with sufficient information to identify the source and application of such funds, including CUSIP, payment date, and principal, premium or interest on the security.

(2)      Address for all notices in respect of payment and    written
confirmation of such wire transfer:

         Washington Square Advisers, Inc.
         100 Washington Avenue South, Suite 800
         Minneapolis, MN 55401-2121
         Attn: Frank Pintens
         Telephone: (612) 342-7128
         Telecopy:  (612) 342-3656

(3)      Securities to be delivered to:

         Washington Square Advisers, Inc.
         100 Washington Avenue South, Suite 800
         Minneapolis, MN 55401-2121
         Attn: Frank Pintens

(4)      Address for all other communications and notices:

         Washington Square Advisers, Inc.
         100 Washington Avenue South, Suite 800
         Minneapolis, MN 55401-2121
         Attn: Frank Pintens

(5) Washington Square
Advisers Private
Placement Trust
Fund Tax ID No.
41-6424976

Name and Address of Purchaser        Series             Principal Amount

KEYPORT LIFE INSURANCE COMPANY          A                $15,000,000

(Note registered in the name of Hare & Co.)

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Bank of Boston/Cust
         ABA #011000390
         For further credit to
         A/C #50757004 - Keyport
         Attn: Amy Hansbury
         Mail Stop 45-02-03

         with sufficient information to identify the source and application of such funds, including PPN, payment date, and principal, premium or interest on the security.

(2)      Address for all notices in respect of payment, written
confirmation of such wire transfer and all other     communications and
notices:

         Keyport Life Insurance Company
         c/o Stein Roe & Farnham Incorporated
         1 South Wacker Drive
         Chicago, IL 60606
         Attn: Private Placements

(3)      Securities to be delivered to:

         Bank of Boston
         Institutional Custody Services
         150 Royall Street
         Canton, MA 02021
         Attn: Amy Hansbury
         Mail Stop 45-02-03
         Reference #50757004

(4)      Keyport Life Insurance Company
                                                     Tax ID No. 05-0302931

     Name and Address of Purchaser     Series           Principal Amount
CONNECTICUT GENERAL LIFE                 A                $2,000,000
  INSURANCE COMPANY                      A                $2,000,000
                                         A                $2,000,000

(Note registered in the name of CIG & Co.)

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Chase NYC/CTR/
         BNF = CIGNA Private Placements
         A/C #9009001802
         ABA #021000021

         with sufficient information to identify the source and application of such funds, including PPN, payment date, and principal, premium or interest on the security.

(2)      Address for all notices in respect of payment and    written
confirmation of such wire transfer:

         CIG & Co.
         c/o CIGNA Investments, Inc.
         Attn: Securities Processing S-309
         900 Cottage Grove Road
         Hartford, CT 06152-2309

         CIG & Co.
         c/o CIGNA Investments, Inc.
         Attn: Private Securities S-307
         Operations Group
         900 Cottage Grove Road
         Hartford, CT 06152-2307
         Telecopy:  (860) 726-7203

(3)      Address for all other communications and notices:

         CIG & Co.
         c/o CIGNA Investments, Inc.
         Attn: Private Securities S-307
         James R. Kuzemchak
         900 Cottage Grove Road
         Hartford, CT 06152-2307
         Telecopy:  (860) 726-7203

(5)      Connecticut General Life Insurance Company
                                                     Tax ID No. 13-3574027

     Name and Address of Purchaser     Series              Principal Amount
CONNECTICUT GENERAL LIFE                  A                $2,000,000
  INSURANCE COMPANY, on
  behalf of one of more
  separate accounts


(Note registered in the name of CIG & Co.)

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Chase NYC/CTR/
         BNF = CIGNA Private Placements
         A/C #9009001802
         ABA #021000021

         with sufficient information to identify the source and application of such funds, including PPN, payment date, and principal, premium or interest on the security.

(2)      Address for all notices in respect of payment and    written
confirmation of such wire transfer:

         CIG & Co.
         c/o CIGNA Investments, Inc.
         Attn: Securities Processing S-309
         900 Cottage Grove Road
         Hartford, CT 06152-2309

         CIG & Co.
         c/o CIGNA Investments, Inc.
         Attn: Private Securities S-307
         Operations Group
         900 Cottage Grove Road
         Hartford, CT 06152-2307
         Telecopy:  (860) 726-7203

(3)      Address for all other communications and notices:

         CIG & Co.
         c/o CIGNA Investments, Inc.
         Attn: Private Securities S-307
         James R. Kuzemchak
         900 Cottage Grove Road
         Hartford, CT 06152-2307
         Telecopy:  (860) 726-7203

(5)      Connecticut General Life Insurance Company
                                                     Tax ID No. 13-3574027

     Name and Address of Purchaser      Series      Principal Amount
LIFE INSURANCE COMPANY                    A          $2,000,000
  OF NORTH AMERICA


(Note registered in the name of CIG & Co.)

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Chase NYC/CTR/
         BNF = CIGNA Private Placements
         A/C #9009001802
         ABA #021000021

         with sufficient information to identify the source and application of such funds, including PPN, payment date, and principal, premium or interest on the security.

(2)      Address for all notices in respect of payment and    written
confirmation of such wire transfer:

         CIG & Co.
         c/o CIGNA Investments, Inc.
         Attn: Securities Processing S-309
         900 Cottage Grove Road
         Hartford, CT 06152-2309

         CIG & Co.
         c/o CIGNA Investments, Inc.
         Attn: Private Securities S-307
         Operations Group
         900 Cottage Grove Road
         Hartford, CT 06152-2307
         Telecopy:  (860) 726-7203

(3)      Address for all other communications and notices:

         CIG & Co.
         c/o CIGNA Investments, Inc.
         Attn: Private Securities S-307
         James R. Kuzemchak
         900 Cottage Grove Road
         Hartford, CT 06152-2307
         Telecopy:  (860) 726-7203

(5)      Life Insurance Company of North America
                                                     Tax ID No. 13-3574027

     Name and Address of Purchaser     Series       Principal Amount
PRINCIPAL MUTUAL LIFE                     A          $5,100,000
  INSURANCE COMPANY

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Norwest Bank Iowa, N.A.
         7th and Walnut Streets
         Des Moines, IA 50309
         ABA #073000228
         Account #014752
         Ref: OBI PFGSE(S)B61062

         with sufficient information to identify the source and application of such funds.

(2)      Address for all notices in respect of payment and    written
confirmation of such wire transfer:

         Principal Mutual Life Insurance Company
         711 High Street
         Des Moines, IA 50392-0960
         Attn: Investment Department,
                  Accounting & Treasury
         Ref: Bond No. 1-B-61062

(3)      Address for all other communications and notices:

         Principal Mutual Life Insurance Company
         711 High Street
         Des Moines, IA 50392-0960
         Attn: Investment Department,
                  Securities Division
         Ref: Bond No. 1-B-61062

(5)      Principal Mutual Life Insurance Company
                                                     Tax ID No. 42-0127290

     Name and Address of Purchaser     Series      Principal Amount
PRINCIPAL MUTUAL LIFE                    A            $4,900,000
  INSURANCE COMPANY

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

         Norwest Bank Iowa, N.A.
         7th and Walnut Streets
         Des Moines, IA 50309
         ABA #073000228
         Account #032395
         Ref: OBI PFGSE(S)B61062

         with sufficient information to identify the source and application of such funds.

(2)      Address for all notices in respect of payment and    written
confirmation of such wire transfer:

         Principal Mutual Life Insurance Company
         711 High Street
         Des Moines, IA 50392-0960
         Attn: Investment Department,
                  Accounting & Treasury
         Ref: Bond No. 16-B-61062

(3)      Address for all other communications and notices:

         Principal Mutual Life Insurance Company
         711 High Street
         Des Moines, IA 50392-0960
         Attn: Investment Department,
                  Securities Division
         Ref: Bond No. 16-B-61062

(5)      Principal Mutual Life Insurance Company
         Tax ID No. 42-0127290

SCHEDULE B
 DEFINED TERMS

                  As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

                  "Affiliate" means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Guarantor.

                  "Attributable Debt" means, as to any particular lease relating to a Sale and Leaseback Transaction, the present value of all Lease Rentals required to be paid by the Guarantor or any Restricted Subsidiary under such lease during the remaining term thereof (determined in accordance with generally accepted financial practice using a discount factor equal to the interest rate implicit in such lease).

                  "Business Day" means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City or Providence, Rhode Island are required or authorized to be closed.

                  "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

                  "Capital Lease Obligation" means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease that would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

                  "Closing" is defined in Section 3.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

                  "Company" means GTECH Corporation, a Delaware corporation, or any successor thereto that shall have become such in the manner prescribed in
Section 10.2.

                  "Competitor" means each Person specified on Exhibit 3 and each other Person who directly or indirectly competes with either Obligor or any Subsidiary in the business of providing and/or servicing lottery systems and/or electronic benefits transfer systems (provided that "Competitor" shall not include any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer or any other similar financial institution or entity not specified on Exhibit 3, regardless of legal form).

                  "Consolidated Assets" means, as of any date of determination, the total assets of the Guarantor and its Restricted Subsidiaries which would be shown as assets on a consolidated balance sheet of the Guarantor and its Restricted Subsidiaries as of such time prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Restricted Subsidiaries.

                  "Consolidated EBDAIT" means, as of any date of determination, the sum (without duplication) of (i) Consolidated Net Income (excluding any extraordinary gains and losses) for the four fiscal quarters ending on, or most recently prior to, such date plus (to the extent deducted in the computation of such Consolidated Net Income) (ii) Consolidated Interest Expense for such four fiscal quarters plus (iii) taxes on income of the Guarantor and its Restricted Subsidiaries for such four fiscal quarters plus (iv) amortization, depreciation and all other non-cash expense items of the Guarantor and its Restricted Subsidiaries for such four fiscal quarters, all determined on a consolidated basis in accordance with GAAP and on a pro forma basis in accordance with generally accepted financial practice giving effect to any acquisition or disposition made during the relevant computation period as if such acquisition or disposition were made on the first day of such period.

                  "Consolidated   Indebtedness"   means,   as  of  any  date  of
determination (and without duplication), all Indebtedness of the Guarantor and its Restricted Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Interest Expense" means, with reference to any period, the interest expense of the Guarantor and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Net Income" means, with reference to any period, the net income (or loss) of the Guarantor and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Shareholders' Equity" means, as of any date of determination, the total shareholders' equity of the Guarantor and its Restricted Subsidiaries on such date, determined on a consolidated basis in accordance with GAAP.

                  "Confidential Information"  is defined in Section 21.

                  "Credit Facility" means the Credit Agreement dated as of September 15, 1994 by and among the Company, the Lenders and Co-Agents party thereto, and Nationsbank of North Carolina, National Association, as Agent, as amended and in effect from time to time, or any credit facility or facilities extending, renewing or refinancing such agreement.

                  "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.
                  "Default Rate" means with respect to any Note that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of such Note or (ii) 2% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York, New York as its "base" or "prime" rate.


  "Disposition"  is defined in Section 10.8.

                  "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with either Obligor under section 414 of the Code.

                  "Event of Default" is defined in Section 11.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Funded Indebtedness" means, with respect to any Person, all Indebtedness of such Person which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, one year or more from, or is directly or indirectly renewable or extendible at the option of the obligor in respect thereof to a date one year or more (including, without limitation, under a revolving or similar agreement obligating the lender or lenders to extend credit over a period of one year or more) from, the date of creation thereof.

                  "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

                  "Governmental Authority"  means

                  (a)      the government of

                           (i) the United States of America or any State or other political subdivision thereof, or

                           (ii) any other  jurisdiction  in which either Obligor
                  or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of either
                  Obligor or any Subsidiary, or (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

                  "Guarantee" is defined in Section 1.

                  "Guarantor" means GTECH Holdings Corporation, a Delaware corporation, or any successor thereto that shall have become such in the manner prescribed in Section 10.2.

                  "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such
Person:

                  (a) to purchase such indebtedness or obligation or any property constituting security therefor;

                  (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

                  (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

                  (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

                  "holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 14.1.

                  "Indebtedness" with respect to any Person means, at any time, without duplication,

                  (a)      its liabilities for borrowed money;

                  (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                  (c)      all Capital Lease Obligations of such Person;
                  (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and

                  (e) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (d) hereof.

                  "Institutional Investor" means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

                  "Lease Rentals" means, for any period, the sum of the rental and other obligations required to be paid by the lessee under any lease, excluding any amounts required to be paid by the lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes and similar charges.

                  "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

                  "Make-Whole Amount" is defined in Section 8.6.

                  "Material"   means  material  in  relation  to  the  business,
operations, affairs, financial condition, assets or properties of the Guarantor and its Restricted Subsidiaries taken as a whole.

                  "Material  Adverse Effect" means a material  adverse effect on
(a) the business, operations, affairs, financial condition, assets or properties of the Guarantor and its Restricted Subsidiaries taken as a whole, or (b) the ability of the Company or the Guarantor to perform its obligations under this Agreement or the Notes (in the case of the Company) or the Guarantees (in the case of the Guarantor), or (c) the validity or enforceability of this Agreement, the Notes, the Guarantees or any Subsidiary Guarantee.

                     "Memorandum" is defined in Section 5.3.

                  "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

                  "Notes" is defined in Section 1.

                  "Obligors" is defined in the first paragraph of this Agreement.

                  "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company or the Guarantor, as applicable, whose responsibilities extend to the subject matter of such certificate.

                  "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

                  "Pension Plan" means an "employee pension benefit plan" within the meaning of section 3(2) of ERISA.

                  "Person"  means  an  individual,   partnership,   corporation,
limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

                  "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by either Obligor or any ERISA Affiliate or with respect to which either Obligor or any ERISA Affiliate may have any liability.

                  "Priority Debt" means the sum (without duplication) of (i) the aggregate unpaid principal amount of Indebtedness of the Guarantor and any Restricted Subsidiary secured by Liens (other than Liens permitted by Section 10.3(a) through (j)) plus (ii) all outstanding Attributable Debt of the Guarantor and any Restricted Subsidiary (other than Attributable Debt with respect to any Sale and Leaseback Transaction permitted by Section 10.4(a) or
(b)) plus (iii) the aggregate unpaid principal amount of all Indebtedness of all Restricted Subsidiaries (other than Indebtedness of the Company or Indebtedness permitted by Section 10.5(a) through (d)).

                  "Property"   or   "Properties"    means,    unless   otherwise
specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

                  "PTE" means a Prohibited Transaction Exemption issued by the Department of Labor.

                  "Purchaser" is defined in the first paragraph of this Agreement.

                  "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

                  "Required Holders" means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by either Obligor or any of their respective Affiliates).

                  "Responsible Officer" means any Senior Financial Officer and any other officer of the Company or the Guarantor with responsibility for the administration of the relevant portion of this Agreement.

                  "Restricted Subsidiary" means (i) as of the date of the Closing, the Company, each Subsidiary Guarantor and each other Subsidiary of the Guarantor and (ii) thereafter (x) the Company and each other Subsidiary of the Guarantor unless the Guarantor shall have designated any such other Subsidiary (other than any Subsidiary Guarantor) as an "Unrestricted Subsidiary" by notice to each holder of Notes and (y) each Unrestricted Subsidiary that the Guarantor shall have designated as a "Restricted Subsidiary" by notice to each holder of Notes; provided, that no designation under the foregoing clause (x) or (y) shall be effective unless, immediately after giving effect to any such designation, no Default or Event of Default shall have occurred and be continuing and the Guarantor would be permitted by the provisions of Section 10.6 to incur at least $1.00 of additional Indebtedness owing to a Person other than a Restricted Subsidiary. No Subsidiary that is an Unrestricted Subsidiary and has previously been a Restricted Subsidiary may again be designated as a Restricted Subsidiary, and no Subsidiary that is a Restricted Subsidiary and has previously been an Unrestricted Subsidiary may again be designated as an Unrestricted Subsidiary.

                  "Sale and Leaseback Transaction" means a transaction or series of transactions pursuant to which the Guarantor or any Restricted Subsidiary shall sell or transfer to any Person any property, whether now owned or hereafter acquired, and, as part of the same transaction or series of transactions, the Guarantor or any Restricted Subsidiary shall lease as lessee, or similarly acquire the right to possession or use of, such property for a period in excess of three years.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time.

                  "Senior Financial Officer" means any of the Chief Financial Officer, the Treasurer, the Comptroller and any Assistant Treasurer of the Company or of the Guarantor.

                  "Series A Notes" is defined in Section 1.

                  "Series B Notes" is defined in Section 1.

                  "Significant Subsidiary" means at any time any Restricted Subsidiary that would at such time constitute a "significant subsidiary" (as such term is defined in Regulation S-X of the Securities and Exchange Commission as in effect on the date of the Closing) of the Guarantor.

                  "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Guarantor.

                  "Subsidiary Guarantee" means a guarantee of a Subsidiary Guarantor of the obligations of the Company under this Agreement and the Notes, substantially in the form of Exhibit 2.

                  "Subsidiary Guarantor" means, as of the date of the Closing, each Subsidiary identified as such on Schedule 5.4 and, thereafter, each other Subsidiary that enters into a Subsidiary Guarantee as required by Section 9.8(a), provided that such Subsidiary has not been released from its obligations as provided in Section 9.8(b).

                  "Unrestricted   Subsidiary"   means  any   Subsidiary  of  the
Guarantor (other than the Company) that is designated as such pursuant to the provisions of the definition of the term "Restricted Subsidiary".

                  "Wholly-Owned Restricted Subsidiary" means, at any time, any Restricted Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Guarantor and the Guarantor's other Wholly-Owned Restricted Subsidiaries at such time.

SCHEDULE 4.9
                       Changes in Corporate Structure


None.

SCHEDULE 5.3

GTECH Holdings Corporation Form 10-K for the fiscal year ending February 22, 1997, filed with the Securities and Exchange Commission.

                                  Subsidiaries


                                  Schedule 5.4

GTECH Holdings Corporation owns one hundred percent of the stock of GTECH Corporation. The voting stock of all the entities set forth below is owned one hundred percent by GTECH Corporation, either directly by GTECH Corporation or through or in conjunction with other subsidiaries of GTECH Corporation. The jurisdiction of each entity is set forth after its name. Transactive Corporation is the only Subsidiary Guarantor.


Dreamport, Inc. (Delaware)

Environmental Paper Products, Inc. (RI)

GameScape, Inc. (RI)

Gaming Systems Corporation (Delaware)

Gana de Mexico S.A. de C.V.

Grand Cards Systems (Shanghai) Ltd. (China)

GRYTEK Co. Ltd. (Poland)

GTECH Argentina S.A. (Argentina)

GTECH Asia Corporation (Delaware)

GTECH Australasia Corporation (Delaware)

GTECH Canada Computer Systems Corporation (Canada)

GTECH Computer Systems Sdn Bhd (Malaysia)

GTECH Corporation (Delaware)

GTECH Corporation (Utah)

GTECH Corporation Chile, S.A. (Chile)

GTECH Czechoslovakia Corporation (Delaware)

GTECH De Mexico S.A. de C.V. (Mexico)

GTECH Eesti A.S. (Estonia)

GTECH Espana Corporation (Delaware)

GTECH Europe S.A. (Belgium)

GTECH Export Corporation (United States Virgin Islands)

GTECH Far East Pte Ltd (Singapore)

GTECH Foreign Holdings Corporation (Delaware)

GTECH Gaming Subsidiary 2 Corporation  (Delaware)

GTECH Ireland Corporation (Delaware)

GTECH Italy Corporation (Delaware)

GTECH Latin America Corporation (Delaware)

GTECH LIT Corporation (Lithuania)

GTECH Lithuania Corporation (Delaware)

GTECH Management P.I. Corporation (Delaware)

GTECH Nevada Corporation (Delaware)

GTECH Northern Europe Corporation (Delaware)

GTECH Offshore Services Limited (Jersey, Channel Islands)

GTECH South Africa Corporation (Delaware)

GTECH Suffolk Corporation (Delaware)

GTECH Sweden Corporation (Delaware)

GTECH Taiwan Corporation (Delaware)

GTECH Texas Corporation (Delaware)

GTECH U.K. Limited (U.K.)

GTECH U.K. Corporation (Delaware)

GTECH Venezuela Corporation (Delaware)

GTECH Worldserv, Inc. (Delaware)

GTECH Worldserv International, Inc. (Delaware)

GTECH Worldwide Services Corporation (Delaware)

Innovative Environmental Technologies, Inc.  (Delaware)

LAC Corporation (Rhode Island)

Loteria Asociada S.A. (Argentina)

Oy GTECH Finland Ab. (Finland)

Technology Risk Management Services, Inc.

Technology Travel Corporation (Delaware)

Transaction Strategies Inc. (Delaware)

Transactive Corporation (Delaware)
(formerly GTECH Administrative Services Corp.)

Via Video Corporation (Delaware)

Watson Land Company (Rhode Island)

                                  Schedule 5.5

1. consolidated balance sheets of GTECH Holdings Corporation and subsidiaries as of February 24, 1996 and February 25, 1995 and the related consolidated statements of income, shareholders'equity, and cash flows for each of the three years in the period ended February 24, 1996.

2. consolidated balance sheets of GTECH Holdings Corporation and subsidiaries as of February 22, 1997 and February 24, 1996 and the related consolidated statements of income, shareholders'equity, and cash flows for each of the three years in the period ended February 22, 1997.

                                  Schedule 5.8


Part I

1. Subsequent to the trial of J. David Smith, the Company's former national sales manager, in New Jersey, the New Jersey U.S. Attorney announced in a press release that a grand jury investigation in that jurisdiction is continuing but did not specify the scope of such investigation. Thereafter, the New Jersey U.S. Attorney's Office issued subpoenas to the Company. The Texas U.S. Attorney's Office also has issued subpoenas to the Company. The Company is cooperating in these investigations. The Company does not believe it has engaged in any wrongdoing in connection with these matters. However, since the current investigations are still underway and are conducted largely in secret, the Company lacks sufficient information to determine with certainty their ultimate scope and whether the government authorities will assert claims resulting from these or other investigations that could implicate or reflect adversely upon the Company. Because the Company's reputation for integrity is an important factor in its business dealings with lottery and other government agencies, if government authorities were to make an allegation of, or if there were to be a finding of, improper conduct on the part of or attributable to the Company, such an allegation or finding could have a Material Adverse Effect.

2. On September 20, 1996, Jack M. and Linda Janis filed a class action in the Los Angeles Superior Court (Case No. BC157693) against the California State Lottery Commission, GTECH Holdings Corporation and Southland Corporation. The suit involves the keno game that was operated by the California State Lottery until the California Supreme Court ruled in June 1996 that it was not authorized by the state's Lottery Law. The plaintiffs seek restitution of funds received by the defendants in connection with that keno game on the theories of unjust enrichment and unlawful, unfair or deceptive business practices. In February 1997, the Court granted the Company's motion for summary judgment on all claims, holding that the plaintiffs failed to state a triable issue of material fact on the causes of action asserted. On March 4, 1997, the plaintiffs filed an amended action with the Court. The Company has publicly stated that it believes the claim has no merit. Even considering that plaintiffs' chances of success are near zero, however, the size of the potential damages require listing this matter as having a possible Material Adverse Effect.

Part II

The Texas Lottery Commission ("Lottery") has notified the Company of its intention to assess liquidated damages in connection with a gift made by one of its lobbyists to the Governor of Texas, and has requested information on any other occasion when the Company or its lobbyists may have provided meals or entertainment to state officials without reimbursement. While it has not done so, the Lottery may take the position that such actions constitute a default under the Company's contract with the Lottery. In addition, the Lottery has instructed its staff to prepare and issue, by June 30, 1997, requests for proposal for the same goods and services currently provided by the Company. As a result of this process, the Lottery may in the future attempt to terminate the contract.

Part A:                  Schedule 5.15

                               GTECH Corporation
                                  Debt Summary
                                    2/22/97

Bank                     S/T Outstanding          Description              Final Maturity

Nations Facility              0                   Term Loan                09/99

Scotia Bank de Puerto Rico    2,136,000           Term Loan                09/98

Woodchester Credit Lyonnais   1,939,168           Term Loan                12/99

Citizens Trust                0                   Demand Note              Demand

First Union                   0                   Demand Note              Demand

NationsBank                   829,082             Capital Lease            03/98
                              473,922             Capital Lease            07/98
                              670,776             Capital Lease            08/98

Bank                     L/T Outstanding          Description              Final Maturity

Nations Facility              367,000,000         Term Loan                09/99

Scotia Bank de Puerto Rico    1,592,000           Term Loan                09/98

Woodchester Credit Lyonnais   3,878,342           Term Loan                12/99

Citizens Trust                1,000,000           Demand Note              Demand

First Union                   8,400,000           Demand Note              Demand

NationsBank                   71,451              Capital Lease            03/98
                             206,036              Capital Lease            07/98
                             350,958              Capital Lease            08/98

Total:                       388,547,735

Part B: To the extent that any of the above-referenced Capital Leases are determined to be loans coupled with a security interest, they would be Liens.

[FORM OF SERIES A NOTE]


                                GTECH CORPORATION

                 7.75% SERIES A GUARANTEED SENIOR NOTE DUE 2004

No. [_____]       [Date]
$[_______]        PPN[______________]

                  FOR VALUE RECEIVED, the undersigned, GTECH CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [ ], or registered assigns, the principal sum of [ ] DOLLARS (or so much thereof as shall not have been prepaid) on May 15, 2004, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.75% per annum from the date hereof, payable semiannually, on the 15th day of May and November in each year, commencing with November 15, 1997, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note and Guarantee Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.75% or (ii) 2% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time in New York, New York as its "base" or "prime" rate.

                  Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of The Bank of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note and Guarantee Agreement referred to below.

                  This Note is one of a series of Guaranteed Senior Notes (herein called the "Notes") issued pursuant to the Note and Guarantee Agreement dated as of May 15, 1997 (as from time to time amended, the "Note and Guarantee Agreement"), between the Company, GTECH Holdings Corporation (the "Guarantor") and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 21 of the Note and Guarantee Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note and Guarantee Agreement.

                  Payment of the principal of, and Make-Whole Amount, if any, and interest on this Note has been guaranteed by the Guarantor in accordance with the terms of the Note and Guarantee Agreement.

                  This Note is a registered Note and, as provided in the Note and Guarantee Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note and Guarantee Agreement, but not otherwise.

                  If an Event of Default, as defined in the Note and Guarantee Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note and Guarantee Agreement.

                  This Note shall be construed and enforced in accordance with the laws of the State of New York.

GTECH CORPORATION



By_________________________
Title:

 [FORM OF SERIES B NOTE]


                                GTECH CORPORATION

                 7.87% SERIES B GUARANTEED SENIOR NOTE DUE 2007

No. [_____]       [Date]
$[_______]        PPN[______________]

                  FOR VALUE RECEIVED, the undersigned, GTECH CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [ ], or registered assigns, the principal sum of [ ] DOLLARS (or so much thereof as shall not have been prepaid) on May 15, 2007, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.87% per annum from the date hereof, payable semiannually, on the 15th day of May and November in each year, commencing with November 15, 1997, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note and Guarantee Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.87% or (ii) 2% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time in New York, New York as its "base" or "prime" rate.

                  Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of The Bank of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note and Guarantee Agreement referred to below.

                  This Note is one of a series of Guaranteed Senior Notes (herein called the "Notes") issued pursuant to the Note and Guarantee Agreement dated as of May 15, 1997 (as from time to time amended, the "Note and Guarantee Agreement"), between the Company, GTECH Holdings Corporation (the "Guarantor") and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 21 of the Note and Guarantee Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note and Guarantee Agreement.

                  Payment of the principal of, and Make-Whole Amount, if any, and interest on this Note has been guaranteed by the Guarantor in accordance with the terms of the Note and Guarantee Agreement.

                  This Note is a registered Note and, as provided in the Note and Guarantee Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note and Guarantee Agreement, but not otherwise.

                  If an Event of Default, as defined in the Note and Guarantee Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note and Guarantee Agreement.

                  This Note shall be construed and enforced in accordance with the laws of the State of New York.

GTECH CORPORATION



By_________________________
Title:

                                   EXHIBIT 1-C


                               [FORM OF GUARANTEE]


                  For value received, the undersigned hereby unconditionally and irrevocably guarantees to the holder of the foregoing Note the due and punctual payment of the principal of, Make-Whole Amount, if any, and interest on said Note, as more fully provided in the Note and Guarantee Agreement referred to in said Note.

GTECH HOLDINGS CORPORATION



By___________________________
Title:

Exhibit 3

Suppliers of On-Line Lottery Products and Services

1. Video Lottery Technologies, Inc. ("VLT") - shares traded on NASDAQ

2. Automated Wagering International, Inc. ("AWI"), a wholly-owned sub of VLT

3. Autotote Corporation

4. Telecontrol (an Austrian company and sub of Autotote)

5. Essnet/Alcatel (a Swedish company)

6. International Lottery and Totalizator Systems, Inc. ("ITS")

7. Berjaya Lottery Management (HK) Ltd. (A parent company of this entity
(also with Berjaya in the name) owns at least 40% of ITS. The Berjaya companies compete through ITS and separately, through other Berjaya affiliates)

8. Scientific Games, Inc.

9. International des Jeux ("Lotto France")

10. International Game Technology, Inc.

11. Siemens-Nixdorf Information Systems AG

12. CGK Computer Gesellschaft Konstanz mbH (a wholly-owned sub of Siemens)

Suppliers of Systems and Services for the Electronic Delivery of Government Benefits

1. Deluxe Data Systems, Inc., a sub of Deluxe Corporation

2. Citibank

EXHIBIT 4.4(a)

Matters To Be Covered In Opinion of Counsel To the Obligors


                  1. Each of the Obligors and their respective Subsidiaries being duly incorporated, validly existing and in good standing and having requisite corporate power and authority to issue and sell the Notes and to execute and deliver the documents.

                  2. The Guarantor and each Restricted Subsidiary being duly qualified and in good standing as a foreign corporation in appropriate jurisdictions.

                  3. Due authorization and execution of the documents and such documents being legal, valid, binding and enforceable.

                  4. No conflicts with charter documents, laws or other agreements.

                  5. All consents required to issue and sell the Notes and the Guarantees and to execute and deliver the documents having been obtained.

                  6.       No litigation questioning validity of documents.

                  7. The Notes not requiring registration under the Securities Act of 1933, as amended; no need to qualify an indenture under the Trust Indenture Act of 1939, as amended.

                  8. No violation of Regulations G, T or X of the Federal Reserve Board.

                  9. Neither Obligor is an "investment company", or a company "controlled" by an "investment company", under the Investment Company Act of 1940, as amended.

EXHIBIT 4.4(b)

FORM OF OPINION OF SPECIAL COUNSEL



                FOR THE PURCHASERS

                        [NAME OF SUBSIDIARY GUARANTOR]

                                   GUARANTEE


                             Dated ________________


                                    GUARANTEE

                  GUARANTEE dated as of [_____________] by [NAME OF SUBSIDIARY GUARANTOR] (the "Subsidiary Guarantor"), a corporation organized under the laws of [___________] [(the "Guarantor Jurisdiction")]1, in favor of each person who is from time to time a holder (each, a "Holder" and, collectively, the "Holders") of one or more of (i) the 7.75% Series A Guaranteed Senior Notes due 2004 issued in an original aggregate principal amount of $150,000,000 and (ii) the 7.87% Series B Guaranteed Senior Notes due 2007 issued in an original aggregate principal amount of $150,000,000 (collectively, together with all notes delivered in substitution or exchange for any of said notes pursuant to the Note Agreement referred to below, the "Notes") issued by GTECH Corporation, a Delaware corporation (the "Company"), pursuant to the Note and Guarantee Agreement dated as of May 15, 1997 (as amended, modified or supplemented from time to time, the "Note Agreement") among the Company, GTECH Holdings Corporation and the Purchasers whose names appear in Schedule A to the Note Agreement. All capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Note Agreement.

                  Section 1.        GUARANTEE, ETC.

                  Section 1.1. Guarantee. The Company will use the proceeds from the issuance of the Notes to repay certain Indebtedness, and for general corporate purposes, of the group of companies comprised by Company and its consolidated Subsidiaries, and the Subsidiary Guarantor is part of such corporate group. For such valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subsidiary Guarantor does hereby absolutely and unconditionally, for the benefit of each of the Holders, guarantee the full and timely payment when due, whether by acceleration or otherwise (including amounts which, but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code or any successor statute, would become due), of all indebtedness, obligations and liabilities of the Company, now or hereafter existing, under or in connection with the Note Agreement or any Note, and whether of principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to the Company, would accrue), Make-Whole Amounts, fees, expenses or otherwise, in each case whether direct or indirect, joint or several, absolute or contingent, liquidated or unliquidated, now or hereafter existing, amended, extended, renewed, replaced, refinanced or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred (all indebtedness, obligations and liabilities of the Company described in this Section 1.1 are collectively referred to as the "Guarantied Obligations").

                  Section 1.2. Guarantee Of Payment. This is a guaranty of payment and not merely of collection. In the event of any default in payment or otherwise on any of the Guarantied Obligations, the Subsidiary Guarantor will pay on demand all or any portion of the Guarantied Obligations due or thereafter becoming due, whether by acceleration or otherwise, without offset of any kind whatsoever, without any Holder first being required to make demand upon the Company or pursue any of its rights against the Company, or against any other Person, including other guarantors, and without being required to liquidate or to realize on any collateral security. In any right of action accruing to any Holder, such Holder may elect to proceed against (a) the Subsidiary Guarantor together with the Company or any other guarantor of any Guarantied Obligation;
(b) the Subsidiary Guarantor and the Company or any such other guarantor individually in separate actions; or (c) the Subsidiary Guarantor only without having first commenced any action against the Company or any such other guarantor.

                  Section 1.3. Right to Deal with Guarantied Obligations. Any Holder, without notice to or consent of the Subsidiary Guarantor, may do any one or more of the following, all without impairing the liability of the Subsidiary Guarantor hereunder: deal with any Guarantied Obligation and any collateral security therefor in such manner as it may deem advisable and renew, amend or extend the Guarantied Obligations, the Note Agreement, any Note or any part thereof; accept partial payment, or settle, release, compound, or compromise the same; demand additional collateral security therefor, and substitute or release the same; and compromise or settle with or release and discharge from liability any other guarantor of any Guarantied Obligation, or any other Person liable to such Holder for all or any portion of the obligations of any obligor in respect of any Guarantied Obligation.

                  Section 1.4. Waiver of Subrogation. The Subsidiary Guarantor hereby unconditionally waives with respect to this Guarantee any right of subrogation, indemnity, reimbursement or contribution from the Company and any other guarantor.

                  Section 1.5. Other Waivers. The Subsidiary Guarantor hereby unconditionally waives with respect to this Guarantee: (a) notice of acceptance of this Guarantee by any Holder and any notice of the incurring by the Company of any Guarantied Obligation; (b) presentment for payment, protest, notice of protest and notice of dishonor to any party including the Company or the Subsidiary Guarantor; (c) all other notices which the Company or the Subsidiary Guarantor may be entitled to but which may legally be waived; (d) demand for payment as a condition of liability; (e) any disability of the Company or any other obligor or obligors or defense available to the Company, the Subsidiary Guarantor or any other obligor or obligors in respect of any Guarantied Obligation, including absence or cessation of the Company or any such other obligor's liability for any reason whatsoever; (f) any defense or circumstances which might otherwise constitute a legal or equitable discharge of a guarantor or surety; and (g) all rights under any otherwise applicable law dealing with or affecting the rights of creditors of the Subsidiary Guarantor and inconsistent with the express provisions hereof.

                  Section 1.6. Subordination. Until the Guarantied Obligations are paid in full the Subsidiary Guarantor hereby unconditionally subordinates all present and future debts, liabilities or obligations of the Company to the Subsidiary Guarantor to the Guarantied Obligations, and all amounts received by the Subsidiary Guarantor with respect to such debts, liabilities or obligations shall, upon the occurrence and during the continuance of an Event of Default, be held in trust for the benefit of, and shall be immediately paid over to the Holders and to any other Persons who shall have the benefit of a guarantee by the Subsidiary Guarantor of Indebtedness of the Company which is owing to such Persons and which ranks at least pari passu to the Indebtedness owed to the Holders, ratably according to the unpaid principal amount of such Indebtedness of the Company owed to the Holders and such other Persons. The Subsidiary Guarantor, at the request of any Holder, shall execute such further documents in favor of the Holders to further evidence and support the purpose of this Section 1.6.

                  Section 1.7. No Right of Set Off. No act of commission or omission of any kind or at any time upon the part of the Company or any Holder or their respective successors or assigns in respect of any matter whatsoever shall in any way affect or impair the rights of any Holder to enforce any right, power or benefit under this Guarantee, and no set-off, recoupment, claim, reduction or diminution of any obligation or any defense (legal or equitable), counterclaim, cross claim or other claim of any kind or nature which the Subsidiary Guarantor has or may have against the Company or any Holder or any such successor or assign shall be available to or asserted by the Subsidiary Guarantor in any suit or action brought by any Holder, or any such successor or assign, to enforce any right, power or benefit under this Guarantee or as an offset to payment hereunder.

                  Section 1.8. Special Representations and Warranties relating to the Guarantee. The Subsidiary Guarantor represents and warrants to the Holders that: (a) no other agreement, representation or special condition exists between the Subsidiary Guarantor and any Holder regarding the liability of the Subsidiary Guarantor under this Guarantee; nor does any understanding exist between the Subsidiary Guarantor and any Holder that the obligations of the Subsidiary Guarantor under this Guarantee are or will be other than as set out herein; and (b) as of the date hereof, the Subsidiary Guarantor has no defense whatsoever to any action or proceeding that may be brought to enforce this Guarantee.

                  Section 1.9. No Waiver by Holders. No failure or delay on the part of any Holder in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. Failure by any Holder to insist upon strict performance hereof shall not constitute a relinquishment of its right to demand strict performance at another time. Receipt by any Holder of any payment by any Person on any Guarantied Obligation, with knowledge of a default in respect of any Guarantied Obligation or of a breach of this Guarantee, or both, shall not be construed as a waiver of the default or breach.

                  Section 1.10.  CONTINUING GUARANTEE;  TERMINATION.  SUBJECT TO
SECTION 3.7, THIS GUARANTEE IS A CONTINUING GUARANTEE AND SHALL CONTINUE IN FULL FORCE AND EFFECT UNTIL SUCH TIME AS ALL GUARANTIED OBLIGATIONS SHALL HAVE BEEN INDEFEASIBLY PAID IN FULL.

                  Section 1.11. Remedies Cumulative, etc. All remedies under this Guarantee are cumulative and are not exclusive of any other rights and remedies of the Holders provided by law or under the Note Agreement, any Note, or any other applicable agreement or instrument. The extensions of credit to the Company pursuant to the Note Agreement shall be presumed conclusively to have been made or extended, respectively, in reliance upon the obligations of the Subsidiary Guarantor incurred pursuant to this Guarantee.

                  Section 1.12. Repayment or Recovery. If claim is ever made upon any Holder for repayment or recovery of any amount or amounts received in payment or on account of any of the Guarantied Obligations and any of the Holders repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such Holder or any of its property (including as a result of any proceedings in bankruptcy or reorganization with respect to the Company) or (b) any settlement or compromise of any such claim effected by such Holder with any such claimant (including the original obligor), then and in such event the Subsidiary Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon it, notwithstanding any revocation hereof or the cancellation of any Notes or other instrument evidencing any Guarantied Obligation or any security therefor, and the Subsidiary Guarantor shall be and remain liable to the aforesaid Holder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Holder.

                  [Section 1.13. Tax Indemnity. (a) In the event of the imposition by or for the account of any Governmental Authority of or in the Guarantor Jurisdiction or any political subdivision thereof or therein (an "Applicable Taxing Authority") or of any other Governmental Authority of any jurisdiction in which the Subsidiary Guarantor resides for tax purposes or any jurisdiction from or through which the Subsidiary Guarantor is making any payment in respect of this Guarantee, other than any Governmental Authority of or in the United States of America or any political subdivision thereof or therein, of any tax (whether income, documentary, sales, stamp, registration, issue, capital, property, excise or otherwise), duty, levy, impost, fee, charge or withholding (each a "Tax" and collectively "Taxes") upon or with respect to any payments in respect of this Guarantee, whether by withholding or otherwise, the Subsidiary Guarantor hereby agrees to pay forthwith from time to time in connection with each such payment to each Holder such amounts as shall be required so that every payment received by such Holder in respect of this Guarantee will not, after such withholding or deduction or other payment for or on account of such Tax and any interest or penalties relating thereto, be less than the amount due and payable to such Holder in respect of this Guarantee before the assessment of such Tax; provided, however, that the Subsidiary Guarantor shall not be obliged to pay such amounts to any Holder in respect of Taxes to the extent such Taxes exceed the Taxes that would have been payable:

                           (i) had such Holder not had any  connection  with the
                  Guarantor Jurisdiction or any territory or political subdivision thereof other than the holding of a Note (or the receipt of any payments in respect thereof) or activities incidental thereto; or

                           (ii) but for the  delay  or  failure  by such  Holder
                  (following a written  request by the Subsidiary  Guarantor) in the filing with an appropriate Governmental Authority or otherwise of forms, certificates, documents, applications or other reasonably required evidence (collectively "Forms"), that is required to be filed by such Holder to avoid or reduce such Taxes and that in the case of any of the foregoing would not result in any confidential or proprietary income tax return information being revealed, either directly or indirectly, to any Person and such delay or failure could have been lawfully avoided by such Holder, provided that such Holder shall be deemed to have satisfied the requirements of this clause (ii) upon the good faith completion and submission of such Forms as may be specified in a written request of the Subsidiary Guarantor no later than 45 days after receipt by such Holder of such written request.

                  (b) Within 60 days after the date of any payment by the Subsidiary Guarantor of any Tax in respect of any payment under this Guarantee or this Section 1.13, the Subsidiary Guarantor shall furnish to each Holder such documentary evidence with respect to such payment as may be reasonably requested by such Holder.

                  (c)  The obligations of the Subsidiary Guarantor under this
Section 1.13 shall survive the transfer or payment of any Note.]1

                  Section 2. REPRESENTATIONS. The Subsidiary Guarantor represents and warrants as follows:

                  Section 2.1. Organization; Power and Authority. The Subsidiary Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The
Subsidiary Guarantor has the corporate power and authority to execute and deliver this Guarantee and to perform the provisions hereof.

                  Section 2.2. Authorization, Etc. This Guarantee has been duly authorized by all necessary corporate action on the part of the Subsidiary Guarantor, and this Guarantee constitutes a legal, valid and binding obligation of the Subsidiary Guarantor enforceable against the Subsidiary Guarantor in accordance with its terms, except as the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  Section 2.3. Compliance with Laws, Other Instruments of the Subsidiary Guarantor, Etc. The execution, delivery and performance by the Subsidiary Guarantor of this Guarantee will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Subsidiary Guarantor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Subsidiary Guarantor is bound or by which the Subsidiary Guarantor or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Subsidiary Guarantor or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Subsidiary Guarantor.

                  Section 2.4. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing, or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Subsidiary Guarantor of this Guarantee. [It is not necessary to ensure the legality, validity, enforceability or admissibility into evidence in the Guarantor Jurisdiction of this Guarantee that this Guarantee or any other document be filed, recorded or enrolled with any Governmental Authority, or that any such agreement or document be stamped with any stamp, registration or similar transaction tax.]1

                  Section 2.5. Ranking. All obligations and liabilities of the Subsidiary Guarantor under this Guarantee constitute direct, unconditional and general obligations of the Subsidiary Guarantor and rank in right of payment either pari passu or senior to all other Indebtedness of the Subsidiary Guarantor, except for such Indebtedness which is preferred as a result of being secured (but then only to the extent of such security).

                  [Section 2.6. Taxes. No liability for any Tax directly or indirectly imposed, assessed, levied or collected by or for the account of any Applicable Taxing Authority will be incurred by the Subsidiary Guarantor or any Holder as a result of the execution or delivery of this Guarantee and, based on present law, no deduction or withholding in respect of Taxes imposed by or for the account of any Applicable Taxing Authority is required to be made from any payment by the Subsidiary Guarantor under this Guarantee except for any such withholding or deduction arising out of the conditions described in the proviso to Section 1.13(a).]1

                  Section 3.  MISCELLANEOUS.

                  Section 3.1. Successors and Assigns. All agreements contained in this Guarantee bind the Subsidiary Guarantor and inure to the benefit of the Holders and in each case to their respective successors and assigns (including, without limitation, any subsequent Holder of a Note) whether so expressed or not.

                  Section 3.2. Severability. Any provision of this Guarantee that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

                  Section 3.3. Construction. Each agreement contained herein shall be construed (absent express provision to the contrary) as being independent of each other agreement contained herein, so that compliance with any one agreement shall not (absent such an express contrary provision) be deemed to excuse compliance with any other agreement. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

                  Section 3.4. Governing Law. This Guarantee shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                  Section 3.5. Expenses; Indemnity. The Subsidiary Guarantor will upon demand pay to each Holder the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which such Holder may incur in connection with enforcement of this Guarantee or the failure by the Subsidiary Guarantor to perform or observe any of the provisions hereof. To the extent permitted by law, the Subsidiary Guarantor agrees to indemnify and hold harmless each Holder and each officer, director, employee, trustee or agent thereof from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, growing out of or resulting from this Guarantee or the exercise by any Holder of any right or remedy granted to it hereunder or under the Note Agreement or any Note, other than such items arising out of gross negligence or willful misconduct on the part of such Holder. If and to the extent that the obligations of the Subsidiary Guarantor under this Section 3.5 are unenforceable for any reason, the Subsidiary Guarantor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  Section 3.6. Waiver of Immunity. To the extent the Subsidiary Guarantor may now or hereafter be entitled, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Guarantee, to claim for itself or its revenues or properties immunity from suit, set-off, attachment upon or prior to judgment or in aid of execution or execution of a judgment or from any other legal process, and to the extent that in any such jurisdiction there may be attributed to the Subsidiary Guarantor such an immunity (whether or not claimed), the Subsidiary Guarantor hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity until the obligations of the Subsidiary Guarantor hereunder are discharged.

                  Section 3.7. Release. Upon notice by the Company to each Holder in respect of the Subsidiary Guarantor as provided in Section 9.8(b) of the Note Agreement, the Subsidiary Guarantor shall be released from its obligations under this Guarantee.

                  Section 3.8. Notices. All notices and communications provided for hereunder shall be in writing and sent as provided in Section 19 of the Note Agreement (i) if to any Holder, to the address specified for such Holder in the Note Agreement and (ii) if to the Subsidiary Guarantor, to the address for the Subsidiary Guarantor set forth on the signature pages hereof.

                  Section 3.9. Amendments. This Guarantee may be amended, and observance of any term hereof waived (either retroactively or prospectively), with (and only with) the written consent of the Subsidiary Guarantor and the Required Holders.

                  [Section 3.10. JURISDICTION AND PROCESS. THE SUBSIDIARY GUARANTOR AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH, OR ANY LEGAL ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT OBTAINED AGAINST THE SUBSIDIARY GUARANTOR, FOR BREACH HEREOF OR THEREOF, OR AGAINST ANY OF ITS PROPERTIES, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK BY OR ON BEHALF OF ANY HOLDER, AS SUCH HOLDER MAY ELECT, AND THE SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS FOR PURPOSES OF ANY SUCH LEGAL ACTION OR PROCEEDING. THE SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY APPOINTS AND DESIGNATES [CT CORPORATION SYSTEM, WHOSE ADDRESS IS 1633 BROADWAY, NEW YORK, NY 10019], OR ANY OTHER PERSON HAVING AND MAINTAINING A PLACE OF BUSINESS IN THE STATE OF NEW YORK WHOM THE SUBSIDIARY GUARANTOR MAY FROM TIME TO TIME HEREAFTER DESIGNATE (HAVING GIVEN 30 DAYS' NOTICE THEREOF TO EACH HOLDER), AS THE TRUE AND LAWFUL ATTORNEY AND DULY AUTHORIZED AGENT FOR ACCEPTANCE OF SERVICE OF LEGAL PROCESS OF THE SUBSIDIARY GUARANTOR. THE SUBSIDIARY GUARANTOR HEREBY AGREES THAT SERVICE OF PROCESS IN ANY SUCH PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO IT AT ITS ADDRESS SPECIFIED IN SECTION 3.8 OR AT SUCH OTHER ADDRESS OF WHICH EACH HOLDER SHALL HAVE BEEN NOTIFIED PURSUANT THERETO. IN ADDITION, THE SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.]1

                  [Section 3.11. Obligation to Make Payment in U.S. Dollars. All payments made by the Subsidiary Guarantor under this Guarantee shall be in lawful money of the United States of America ("U.S. Dollars") and the obligations of the Subsidiary Guarantor to make payments in U.S. Dollars of any of its obligations hereunder shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any currency other than U.S. Dollars, except to the extent such tender or recovery shall result in the actual receipt by the applicable Holder of the full amount of U.S. Dollars expressed to be payable in respect of any such obligations. The obligation of the Subsidiary Guarantor to make payments in U.S. Dollars as aforesaid shall be enforceable as an alternative or additional cause of action for the purpose of recovery in U.S. Dollars of the amount, if any, by which such actual receipt shall fall short of the full amount of U.S. Dollars expressed to be payable in respect of any such obligations, and shall not be affected by judgment being obtained for any other sums due under this Guarantee.]1

               EXECUTED by the Subsidiary Guarantor as of the day and year first above written.



[SUBSIDIARY GUARANTOR]



By______________________
Title:


Address of Subsidiary Guarantor:


--------
1 Include bracketed language if Subsidiary Guarantor is organized under the laws of a jurisdiction other then the United States or any political subdivision thereof.